UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2003 - April 30, 2004

Item 1: Reports to Shareholders

VANGUARD(R) STRATEGIC EQUITY FUND

April 30, 2004

[GRAPHIC]

SEMIANNUAL REPORT


[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

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This report contains information that can help you evaluate your investment.  It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

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CONTENTS

   1  LETTER FROM THE CHAIRMAN
   5  REPORT FROM THE ADVISOR
   8  FUND PROFILE
   9  GLOSSARY OF INVESTMENT TERMS
  10  PERFORMANCE SUMMARY
  11  ABOUT YOUR FUND'S EXPENSES
  13  FINANCIAL STATEMENTS

SUMMARY
* Vanguard Strategic Equity Fund posted a 6.6% return during the six months ended April 30, 2004, just lagging the benchmark index, but slightly outpacing its average peer fund and the broad stock market.

* Small-capitalization stocks continued to lead the market, but by a much narrower margin than in fiscal 2003.

* The fund booked solid gains in all sectors except technology. The advisor's stock picks in the tech and consumer discretionary sectors caused the fund to slightly under-perform the index during the six months.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.
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

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LETTER FROM THE CHAIRMAN
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Dear Shareholder,

The stock rally that began in early 2003 continued through much of Vanguard Strategic Equity Fund's fiscal half-year ended April 30, 2004. While stocks of smaller companies continued to outpace those of their larger counterparts during the six months, the margin of outperformance narrowed to a negligible amount.

[PICTURES OF JOHN J. BRENNAN]

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TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2004
--------------------------------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND                                              6.6%
MSCI US Small + Mid Cap 2200 Index                                           6.9
Average Mid-Cap Core Fund*                                                   6.5
Dow Jones Wilshire 5000 Index                                                6.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

In this environment, the Strategic Equity Fund earned 6.6%--a solid half-year result that was a tad higher than the returns of the broad U.S. stock market and the average competing fund, but slightly lower than the gain of the fund's unmanaged benchmark index.

The adjacent table shows the total returns (capital change plus reinvested distributions) for the fund; its benchmark, the Morgan Stanley Capital International US Small + Mid Cap 2200 Index; the average peer fund; and the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index. For information on the fund's share price at the start and end of the period and per-share distributions, please refer to the table on page 4.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS
For most of the fiscal half-year, the broad U.S. stock market advanced. However, in March and April, stock prices retreated somewhat as higher oil prices and reports of robust economic growth provoked fears of inflation. Overall, the market returned 6.4%. The Russell 2000 Index, a proxy for small-capitalization stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

International stock markets continued to provide attractive returns to U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from European markets, where solid gains looked even better when translated from local currencies into dollars. Elsewhere, currency fluctuation played only a minor role.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY
In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points, from 4.29% to 4.51%. (Indicative of April's notable increase in interest rates, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) Returns of corporate bonds outpaced those of government bonds with similar maturities. High-yield corporate bonds continued their strong showing as the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 5.5%. Meanwhile, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%.

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MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
                                                            SIX     ONE     FIVE
                                                         MONTHS    YEAR   YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                            6.1%   23.9%    -1.7%
Russell 2000 Index (Small-caps)                             6.5    42.0      6.7
Dow Jones Wilshire 5000 Index                               6.4    26.1     -1.2
(Entire market)
MSCI All Country World Index
ex USA (International)                                     11.7    41.3      0.4
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BONDS
Lehman Aggregate Bond Index                                1.2%    1.8%     6.7%
(Broad taxable market)
Lehman Municipal Bond Index                                 1.2     2.7      5.4
Citigroup 3-Month Treasury Bill Index                       0.5     1.0      3.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                       1.6%    2.3%     2.5%
--------------------------------------------------------------------------------
*Annualized.

Short-term interest rates remained low and didn't vary much during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just 1 basis point higher than its initial 0.95% yield.

                                        2


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OUTSIDE OF TECH, YOUR FUND'S GAINS WERE BROAD-BASED

The Strategic Equity Fund's solid six-month return of 6.6% was driven by broad-based gains. Out of 12 industry sectors, only the fund's technology issues collectively had a negative return (-11%). That sector included securities such as SanDisk, Amkor Technology, and Advanced Digital Information, whose double-digit declines were a drag on fund performance.

However, the decline in tech was more than offset by large advances elsewhere, including a 36% return from our energy-related stocks and a 33% advance in the consumer staples sector. While other sectors had more modest gains, some were bigger contributors to the fund's absolute performance because of their weightings. Financial services companies, making up 23% of fund assets on average during the period, earned 6%. And the fund's health care stocks, comprising 11% of assets on average, rose 13%, propelled by holdings such as Protein Design Labs and DaVita.

Despite a solid performance in absolute terms, the fund's aggregate result was just short of the return of its benchmark index. Because your fund's investment advisor, Vanguard Quantitative Equity Group, keeps the fund "sector neutral"--that is, the fund's sector weightings do not stray too far from those of the index--virtually all the difference in relative performance lies in the advisor's stock-picking ability. While your fund had superior relative returns in most sectors--in many cases substantially outpacing the index--it lagged the benchmark in two of the larger sectors. Our tech stocks, roughly 14% of fund assets on average, under-performed those in the index. And our second-largest sector commitment--consumer discretionary stocks, at 18% of assets--returned 4%, well below the gain for the index sector.

We should add that, while the fund lagged the benchmark during this six-month period, the fund outpaced the Spliced Small and Mid Cap Index in seven of the past nine fiscal years. (The index was made up of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.) And the fund has had a higher cumulative return since inception than the index. Its long-term record against the fund's average peer group has been equally solid.

No one can predict the financial markets, let alone the performance of any one fund, but the advisor's proven asset management skills, combined with Vanguard's low costs, give us confidence that the Strategic

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Equity Fund will continue to log an excellent  long-term  record relative to its comparative measures.

BALANCE AND DIVERSIFICATION ARE STILL KEY TO LONG-TERM SUCCESS

Through much of the 1990s, when large-cap U.S. stocks were on a tear, it was difficult to persuade some investors to invest in anything else. The last few years have shown the enduring value of balance and diversification. Bonds excelled while stocks tumbled during the bear market, and small-cap and international stocks have easily outpaced domestic large-caps during the rally since then. In Vanguard's view, the lesson has not changed: We advocate following a disciplined investment strategy of allocating your portfolio among different asset classes in proportions suitable for your objectives, time horizon, and risk tolerance. Absent a crystal ball, staying faithful to such a plan--rather than listening to the "noise" of short-term market fluctuations and media hype--will give you the best chance of reaching your long-term financial goals. Thank you for entrusting your hard-earned dollars to Vanguard.

Sincerely,

[/s/JOHN J. BRENNAN]
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 14, 2004





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YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004
                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                    STARTING      ENDING        INCOME   CAPITAL
                                 SHARE PRICE SHARE PRICE     DIVIDENDS     GAINS
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Strategic Equity Fund                 $17.85      $18.90         $0.13     $0.00
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                                        4


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REPORT FROM THE ADVISOR
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The U.S.  stock market  continued its advance  during the six months ended April
30, 2004, as high and sustained productivity increases kept economic and corporate profit growth robust. However, increasing concern regarding the longer-term effects of record federal budget and current-account deficits, as well as the possibility of higher interest rates, moderated returns a bit, especially during the last three months of the period. Overall, our benchmark for mid- and small-capitalization stocks--the MSCI US Small + Mid Cap 2200 Index--rose 6.9%, a very solid half-year return. The fund's return was lower by a slight 0.3 percentage point.

This is the third consecutive shareholder report in which we have reported performance within a percentage point or so of the appropriate benchmark's return. That pattern is not an intended consequence of our investment process, and it may not continue going forward Strategic Equity remains an actively managed fund that makes significant bets in an effort to outperform the small-and mid-cap universe over time. There will be occasions when our process causes the fund to perform very differently (both positively and negatively) from the small- and mid-cap segments of the U.S. stock market.

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INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the advisor believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.
--------------------------------------------------------------------------------

OUR INVESTMENT APPROACH
Our investment approach blends two primary ingredients: a stock-selection approach to add value over time and a risk-control framework to ensure that our portfolio remains representative of a broadly diversified mid-and small-cap universe. Our stock-selection process is best described as a search for "growth at a reasonable price." In other words, we seek companies whose current earnings-growth prospects can be captured at a more attractive price relative to their fundamental investment characteristics than is the case with their peers. We analyze the available opportunities quantitatively by letting computers apply our investment models across thousands of securities, enabling us to constantly compare many more stocks than a traditional analyst could cover.

Our risk-control framework begins with a belief that there are many factors that affect returns, but that, over time, the potential reward for employing some of those factors does not justify their higher risks. For example, while there are cycles when smaller-cap stocks outperform mid-caps and vice versa, we do not believe that in the long run either segment will outperform the other, at least on a risk-adjusted basis. We therefore neutralize our exposure to market-cap differences by building a portfolio that reflects the market capitalization of the benchmark overall. The same argument holds for many other market factors that we neutralize relative to the benchmark to ensure a consistent return pattern that is reflective of small- and mid-capitalization U.S. stocks.

Over the first six months of the fiscal year, our stock-selection models performed relatively well. Our valuation model, which looks at how stocks are priced versus their peers, provided strong returns; our marketplace-acceptance model was less successful. Even so, the portfolio was not able to fully capture the returns anticipated by the models. Two industry groups--retailing and technology hardware--produced the most negative results.

In the retailing industry, we were hurt by both errors of omission--not holding department-store company J.C. Penney (up 44% for the six months)--and errors of commission, as our relatively large positions in video-rental store competitors Blockbuster (-14%) and Hollywood Entertainment (-11%) produced lackluster results. Among technology holdings, our preference for computer-storage makers was a hindrance, as evidenced by the poor results of SanDisk (-43%) and Advanced Digital Information (-35%). But we also had our share of successful investments, led by biotech concern Protein Design Labs (+82%) and Internet search provider Ask Jeeves (+84%).

THE FUND'S POSITIONING

Strategic Equity's positioning remains unchanged in that we are invested in the stocks ranked most attractive by our quantitative models while maintaining a risk profile similar to that of the broad small- and mid-cap stock universe. Of course, the models find different stocks attractive over time. As a result, we occasionally reposition Strategic Equity's portfolio to maintain the intended mix of stocks offering attractive valuation,

                                        6


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strong earnings-growth potential, and overall marketplace acceptance. Our models have recently begun to favor "fallen angel" stocks--former highfliers that have slipped from grace with investors or are just beginning to regain acceptance in the marketplace. Some of these stocks are relatively volatile, but we are managing the portfolio to ensure that it reflects the appropriate risk level relative to the benchmark.

Thank you for your continued investment and support.

George U. Sauter, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR

Joel M. Dickson, PRINCIPAL

VANGUARD QUANTITATIVE EQUITY GROUP

MAY 17, 2004

                                        7


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AS OF 4/30/2004

FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
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STRATEGIC EQUITY FUND
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PORTFOLIO CHARACTERISTICS
                                                          COMPARATIVE      BROAD
                                                  FUND         INDEX*    INDEX**
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Number of Stocks                                   353          2,183      5,128
Median Market Cap                                $3.0B          $2.9B     $27.0B
Price/Earnings Ratio                             17.3x          23.7x      22.6x
Price/Book Ratio                                  2.3x           2.4x       2.8x
Yield                                             0.9%           1.3%       1.6%
Return on Equity                                 12.7%          13.3%      16.0%
Earnings Growth Rate                             11.7%           9.1%       6.6%
Foreign Holdings                                  0.1%           0.0%       0.9%
Turnover Rate                                     69%+             --         --
Expense Ratio                                   0.45%+             --         --
Short-Term Reserves                                 0%             --         --
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VOLATILITY MEASURES
                                               SPLICED                     BROAD
                                        FUND   INDEX++           FUND    INDEX**
--------------------------------------------------------------------------------
R-Squared                               0.97      1.00           0.86       1.00
Beta                                    0.85      1.00           0.89       1.00
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SECTOR DIVERSIFICATION (% of portfolio)
                                                          COMPARATIVE      BROAD
                                                  FUND         INDEX*    INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                               4%             4%         3%
Consumer Discretionary                              19             19         16
Consumer Staples                                     2              3          7
Financial Services                                  23             22         23
Health Care                                         11             11         13
Integrated Oils                                      0              0          4
Other Energy                                         5              6          3
Materials & Processing                               8              7          4
Producer Durables                                    6              7          4
Technology                                          11             13         13
Utilities                                            8              7          6
Other                                                3              1          4
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TEN LARGEST HOLDINGS (% of total net assets)
PACCAR, Inc.                                                                1.1%
(auto and transportation)
Eaton Corp.                                                                  1.1
(industrial manufacturing)
Monsanto Co.                                                                 1.1
(chemicals)
Edison International                                                         1.0
(energy and utilities)
National Semiconductor Corp.                                                 1.0
(electronics)
Whirlpool Corp.                                                              0.9
(consumer products manufacturers)
Mandalay Resort Group                                                        0.9
(leisure)
Fidelity National Financial, Inc.                                            0.9
(insurance)
W.R. Berkley Corp.                                                           0.9
(insurance)
Advance Auto Parts, Inc.                                                     0.8
(retail)
--------------------------------------------------------------------------------
Top Ten                                                                     9.7%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

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INVESTMENT FOCUS
MARKET CAP        MEDIUM
STYLE             BLEND
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*MSCI Small + Mid Cap 2200 Index.
**Dow Jones Wilshire 5000 Index.
+ Annualized.
++ Russell 2800 Index through May 31, 2003; MSCI Small + Mid Cap 2200 Index thereafter.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.


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GLOSSARY OF INVESTMENT TERMS
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BETA. A measure of the magnitude of a fund's past  share-price  fluctuations  in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
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EARNINGS  GROWTH RATE.  The average  annual rate of growth in earnings  over the past five years for the stocks now in a fund.
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EXPENSE  RATIO.  The  percentage of a fund's  average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
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FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
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MEDIAN  MARKET  CAP.  An  indicator  of the  size of  companies  in which a fund
invests;  the  midpoint  of  market   capitalization   (market  price  x  shares
outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
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PRICE/BOOK  RATIO.  The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
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PRICE/EARNINGS  RATIO.  The ratio of a stock's  current  price to its  per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 4/30/2004

PERFORMANCE SUMMARY
ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
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STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2004

Fiscal Year        Strategic Equity Fund        Spliced Small and Mid Cap Index*
1995                                 1.7                                     1.4
1996                                23.4                                    18.8
1997                                35.8                                    28.9
1998                               -10.4                                    -0.1
1999                                21.3                                    16.6
2000                                18.8                                    22.2
2001                                -6.5                                   -16.8
2002                                  -4                                    -8.8
2003                                38.5                                    38.1
2004**                               6.6                                     6.9
--------------------------------------------------------------------------------
*The Spliced Small and Mid Cap Index contains the returns of the Russell 2800 Index through May 31, 2003, then the MSCI US Small + Mid Cap 2200 Index thereafter.
**Six months ended April 30, 2004.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                            ONE   FIVE   -----------------------
                        INCEPTION DATE     YEAR  YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Strategic Equity Fund        8/14/1995   53.77% 12.93%    12.66%   1.17%  13.83%
--------------------------------------------------------------------------------

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ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004
                                      BEGINNING           ENDING        EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING
STRATEGIC EQUITY FUND                10/31/2003        4/30/2004         PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                       $1,000           $1,066           $2.27
Hypothetical 5% Return                    1,000            1,048            2.25
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                                                         MID-CAP
                                                    FUND               CORE FUND
--------------------------------------------------------------------------------
Strategic Equity Fund                              0.45%                  1.53%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 4/30/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                        SHARES        (000)
-------------------------------------------------------------------------------
COMMON STOCKS (99.2%)(1)
-------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.1%)
   PACCAR, Inc.                                             489,650   $   27,646
   Oshkosh Truck Corp.                                      293,200       15,012
*  J.B. Hunt Transport Services, Inc.                       417,600       13,221
   Lear Corp.                                               204,700       12,409
*  American Axle &
     Manufacturing Holdings, Inc.                           269,247       10,358
   Overseas Shipholding Group Inc.                          280,300        9,185
   Delphi Corp.                                             526,400        5,369
*  ExpressJet Holdings, Inc.                                397,000        5,050
*  America West Holdings Corp.
   Class B                                                  347,600        3,441
*  Mesa Air Group Inc.                                      381,344        2,696
                                                                      ----------
                                                                         104,387
                                                                      ----------
CONSUMER DISCRETIONARY (19.1%)
   Whirlpool Corp.                                          351,100       23,001
   Mandalay Resort Group                                    382,300       21,963
*  Advance Auto Parts, Inc.                                 499,100       21,536
*  Getty Images, Inc.                                       392,700       21,441
*  MGM Mirage, Inc.                                         405,300       18,567
   Belo Corp. Class A                                       618,900       17,614
*  Ask Jeeves, Inc.                                         488,632       17,332
   Estee Lauder Cos. Class A                                378,400       17,297
*  AnnTaylor Stores Corp.                                   388,300       15,738
*  AutoNation, Inc.                                         846,300       14,404
*  Barnes & Noble, Inc.                                     470,700       14,060
   Blockbuster Inc. Class A                                 829,600   $   13,730
   Foot Locker, Inc.                                        529,800       12,715
   Knight Ridder                                            154,700       11,980
   Starwood Hotels & Resorts
   Worldwide, Inc.                                          270,500       10,763
*  ITT Educational Services, Inc.                           264,600       10,671
*  Global Imaging Systems, Inc.                             305,291       10,569
   The Neiman Marcus Group,

   Inc. Class A                                             213,900       10,404
   Aramark Corp. Class B                                    324,100        9,269
*  Career Education Corp.                                   142,800        9,139
   K-Swiss, Inc.                                            456,800        8,912
*  Caesars Entertainment, Inc.                              657,000        8,705
*  Take-Two Interactive
   Software, Inc.                                           290,041        8,379
*  Rent-A-Center, Inc.                                      272,650        7,980
*  Activision, Inc.                                         444,387        6,692
*  Allied Waste Industries, Inc.                            529,800        6,670
*  Pacific Sunwear of
   California, Inc.                                         305,500        6,559
   Republic Services, Inc. Class A                          218,300        6,291
   Wendy's International, Inc.                              157,100        6,127
   Meredith Corp.                                           118,400        6,031
*  Earthlink, Inc.                                          654,069        6,024
   The McClatchy Co. Class A                                 84,200        5,978
*  Isle of Capri Casinos, Inc.                              275,827        5,792
*  ShopKo Stores, Inc.                                      425,500        5,642

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                        SHARES        (000)
--------------------------------------------------------------------------------
   RadioShack Corp.                                         175,100   $    5,386
*  United Online, Inc.                                      303,921        5,045
   Brown Shoe Co., Inc.                                     137,600        5,033
*  ValueClick, Inc.                                         476,300        4,934
   Hearst-Argyle Television Inc.                            184,400        4,841
*  Men's Wearhouse, Inc.                                    172,200        4,389
*  SOURCECORP, Inc.                                         168,900        4,339
*  Sylvan Learning Systems, Inc.                            106,400        3,751
*  Korn/Ferry International                                 241,800        3,622
*  Scientific Games Corp.                                   200,545        3,618
*  GameStop Corp.                                           203,300        3,580
*  United Stationers, Inc.                                   91,700        3,485
*  Zale Corp.                                                53,800        3,009
*  CMGI Inc.                                              1,693,739        2,930
   Oxford Industries, Inc.                                   74,700        2,912
*  Corrections Corp. of
     America REIT                                            79,800        2,908
*  CNET Networks, Inc.                                      334,000        2,846
*  Central Garden and Pet Co.                                66,200        2,549
*  Tommy Hilfiger Corp.                                     154,000        2,402
   Viad Corp.                                                75,400        1,882
   Russell Corp.                                            105,900        1,761
*  Service Corp. International                              219,900        1,625
*  4Kids Entertainment Inc.                                  70,000        1,530
   The Toro Co.                                              26,300        1,529
*  American Greetings Corp.
   Class A                                                   72,800        1,492
   Movie Gallery, Inc.                                       61,800        1,200
*  Ryan's Family Steak Houses, Inc.                          63,700        1,156
*  Jack in the Box Inc.                                      42,500        1,151
*  Charter Communications, Inc.                             174,000          696
   ABM Industries Inc.                                       33,800          624
   The Neiman Marcus Group, Inc.
   Class B                                                    7,600          344
*  Century Business Services, Inc.                           55,720          230
*  The Warnaco Group, Inc.                                   11,000          210
                                                                      ----------
                                                                         484,984
                                                                      ----------
CONSUMER STAPLES (2.2%)
   R.J. Reynolds Tobacco
     Holdings, Inc.                                         285,900       18,518
   Tyson Foods, Inc.                                        644,900       12,085
   SuperValu Inc.                                           315,000        9,699
   Carolina Group                                           170,000        4,461
   Sanderson Farms, Inc.                                    105,642        3,928
*  International Multifoods Corp.                           101,000        2,510
*  Rite Aid Corp.                                           392,200        1,922
   Schweitzer-Mauduit
     International, Inc.                                     39,200        1,215
   Ruddick Corp.                                             54,300        1,108
                                                                      ----------
                                                                          55,446
                                                                      ----------
FINANCIAL SERVICES (22.3%)
   BANKS--OUTSIDE NEW YORK CITY (4.0%)
   Doral Financial Corp.                                    608,600   $   19,956
   Huntington Bancshares Inc.                               809,091       17,315
   Zions Bancorp                                            217,200       12,276
   First Horizon National Corp.                             272,200       11,966
   Hibernia Corp. Class A                                   404,100        8,805
   Hudson United Bancorp                                    218,900        7,821
   The South Financial Group, Inc.                          209,339        5,799
   Popular, Inc.                                             66,716        2,802
   Associated Banc-Corp.                                     65,052        2,664
   R & G Financial Corp. Class B                             80,100        2,479
   Trustmark Corp.                                           91,500        2,436
   Irwin Financial Corp.                                     77,300        1,828
   Provident Bankshares Corp.                                52,841        1,489
   Independent Bank Corp. (MI)                               55,500        1,389
   Provident Financial Group, Inc.                           26,233        1,033
   City Holding Co.                                          25,600          783
   Gold Banc Corp., Inc.                                     30,200          494
   International Bancshares Corp.                             8,900          474
   Columbia Banking System, Inc.                             11,100          249

   DIVERSIFIED FINANCIAL SERVICES (0.3%)
   CIT Group Inc.                                           249,800        8,586

   FINANCE COMPANIES (0.2%)
*  Saxon Capital Inc.                                       242,272        5,269

   FINANCIAL DATA PROCESSING SERVICES (1.2%)
   Global Payments Inc.                                     215,300       10,330
   John H. Harland Co.                                      217,800        6,710
*  DST Systems, Inc.                                        148,200        6,543
*  Digital Insight Corp.                                    295,914        5,711

   FINANCIAL INFORMATION SERVICES (0.1%)
   Dow Jones & Co., Inc.                                     24,900        1,148

   FINANCIAL MISCELLANEOUS (2.8%)
   Fidelity National Financial, Inc.                        598,230       21,895
*  Providian Financial Corp.                              1,589,700       19,283
   New Century Financial Corp.                              385,292       16,348
   LandAmerica Financial Group, Inc.                        155,800        6,421
   First American Corp.                                     148,100        4,017
   Stewart Information
   Services Corp.                                            93,700        3,326
   WFS Financial, Inc.                                       23,000        1,024

   INSURANCE--MULTILINE (1.4%)
   SAFECO Corp.                                             355,504       15,568
   American Financial Group, Inc.                           234,300        7,193
   CIGNA Corp.                                               79,600        5,135

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                             SHARES        (000)
--------------------------------------------------------------------------------
   Reinsurance Group of
     America, Inc.                                          109,500   $    4,251
*  WellChoice Inc.                                           51,800        2,196
*  Allmerica Financial Corp.                                  5,600          195

   INSURANCE--PROPERTY-CASUALTY (2.1%)

   W.R. Berkley Corp.                                       536,900       21,744
   Fremont General Corp.                                    755,400       16,279
*  Arch Capital Group Ltd.                                  225,385        9,056
   PXRE Group Ltd.                                           88,600        2,093
   RenaissanceRe Holdings Ltd.                               31,400        1,654
   IPC Holdings Ltd.                                         33,100        1,218
   Platinum Underwriters
   Holdings, Ltd.                                            32,100        1,027
   Commerce Group, Inc.                                      11,000          508

   REAL ESTATE INVESTMENT TRUST (6.1%)
   Rouse Co. REIT                                           230,900        9,998
   Kimco Realty Corp. REIT                                  223,700        9,561
   Boston Properties, Inc. REIT                             197,200        9,268
   Archstone-Smith Trust REIT                               332,000        9,107
   Liberty Property Trust REIT                              229,000        8,370
   Plum Creek Timber
   Co. Inc. REIT                                            273,700        8,091
   AMB Property Corp. REIT                                  266,700        8,081
   Vornado Realty Trust REIT                                153,200        7,729
   Avalonbay Communities,
     Inc. REIT                                              153,700        7,628
   Developers Diversified
   Realty Corp. REIT                                        206,300        6,756
   Public Storage, Inc. REIT                                155,200        6,486
   The Macerich Co. REIT                                    147,700        6,184
   Health Care Properties
   Investors REIT                                           245,900        5,877
   Apartment Investment &
     Management Co. Class A REIT                            193,800        5,459
   Mack-Cali Realty Corp. REIT                              144,300        5,390
   iStar Financial Inc. REIT                                143,000        5,082
   Catellus Development
   Corp. REIT                                               215,400        4,642
   New Plan Excel Realty
   Trust REIT                                               187,800        4,214
   Hospitality Properties Trust REIT                         97,400        3,806
   HRPT Properties Trust REIT                               397,700        3,798
   Entertainment Properties
   Trust REIT                                               103,300        3,456
   Thornburg Mortgage, Inc. REIT                            132,100        3,419
   Cousins Properties, Inc. REIT                            120,200        3,380
   Friedman, Billings, Ramsey
   Group, Inc. REIT                                         179,900        3,328
   Ventas, Inc. REIT                                        102,000        2,253
   Impac Mortgage Holdings,
     Inc. REIT                                              100,600   $    1,892
   Novastar Financial, Inc. REIT                             42,500        1,380

   RENT & LEASE SERVICES--COMMERCIAL (0.6%)
   Ryder System, Inc.                                       428,100       15,750

   SAVINGS & LOAN (2.4%)
   Sovereign Bancorp, Inc.                                  792,500       15,834
   Green Point Financial Corp.                              376,850       14,697
   Net.Bank, Inc.                                           775,030        8,363
*  First Federal Financial Corp.                            138,700        5,606
   BankAtlantic Bancorp,
     Inc. Class A                                           244,100        3,820
   Flagstar Bancorp, Inc.                                   151,500        3,095
   PFF Bancorp, Inc.                                         68,500        2,565
*  Hawthorne Financial Corp.                                 50,597        1,708
*  Ocwen Financial Corp.                                    134,200        1,459
   First Republic Bank                                       34,500        1,314
   Astoria Financial Corp.                                   35,800        1,232
   Hudson River Bancorp. Inc.                                57,888        1,043
   IndyMac Bancorp, Inc. REIT                                13,600          437
*  Local Financial Corp.                                     15,400          336

   SECURITIES BROKERS & SERVICES (1.1%)
*  Ameritrade Holding Corp.                               1,188,300       14,545
*  E*TRADE Group, Inc.                                      856,900        9,734
   A.G. Edwards & Sons, Inc.                                 99,600        3,644
*  NCO Group, Inc.                                           17,000          386
                                                                      ----------
                                                                         566,989
                                                                      ----------
HEALTH CARE (11.3%)
*  DaVita, Inc.                                             410,878       20,996
   Select Medical Corp.                                   1,102,800       20,898
*  Coventry Health Care Inc.                                458,424       19,180
*  Protein Design Labs, Inc.                                695,375       17,023
*  MGI Pharma, Inc.                                         255,347       15,786
*  Sierra Health Services, Inc.                             388,500       14,433
*  Health Net Inc.                                          505,400       12,857
*  Watson Pharmaceuticals, Inc.                             360,800       12,848
   PolyMedica Corp.                                         424,662       11,823
*  United Surgical Partners
   International, Inc.                                      325,900       11,804
*  Eon Labs, Inc.                                           164,388       10,809
*  Respironics, Inc.                                        197,300       10,341
   Mylan Laboratories, Inc.                                 418,250        9,582
*  IDEXX Laboratories Corp.                                 149,067        9,132
   Universal Health
     Services Class B                                       200,400        8,798
*  Advanced Medical Optics, Inc.                            267,000        8,421
*  Pediatrix Medical Group, Inc.                            112,300        8,029
*  Apria Healthcare Group Inc.                              265,300        7,651

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                        SHARES        (000)
--------------------------------------------------------------------------------
*  Sybron Dental Specialties, Inc.                          257,900   $    7,544
*  Kyphon Inc.                                              225,901        5,670
*  Lincare Holdings, Inc.                                   140,300        4,873
*  ALARIS Medical Systems, Inc.                             231,700        4,500
*  PSS World Medical, Inc.                                  382,858        4,284
*  Dade Behring Holdings Inc.                                88,300        4,062
*  Kos Pharmaceuticals, Inc.                                 96,800        3,984
*  Pharmaceutical Resources, Inc.                            82,600        3,329
*  Endo Pharmaceuticals
   Holdings, Inc.                                           133,815        3,194
*  Affymetrix, Inc.                                         100,600        3,074
*  Techne Corp.                                              71,100        2,770
*  VISX Inc.                                                 97,500        2,134
*  Ligand Pharmaceuticals Inc.
   Class B                                                   75,429        1,615
   Invacare Corp.                                            38,200        1,522
*  Humana Inc.                                               92,600        1,508
*  SciClone Pharmaceuticals, Inc.                           251,092        1,258
*  Alkermes, Inc.                                            60,430          926
   Arrow International, Inc.                                 14,600          437
                                                                      ----------
                                                                         287,095
                                                                      ----------
INTEGRATED OILS (0.2%)
   Amerada Hess Corp.                                        71,909        5,115

OTHER ENERGY (4.9%)
   Sunoco, Inc.                                             335,900       21,128
   Chesapeake Energy Corp.                                1,235,800       16,992
   Pogo Producing Co.                                       288,200       14,214
   Patina Oil & Gas Corp.                                   370,000       10,286
   EOG Resources, Inc.                                      207,800       10,234
   XTO Energy, Inc.                                         357,416        9,543
*  Nuevo Energy Co.                                         249,100        8,594
   Valero Energy Corp.                                      106,200        6,771
*  Swift Energy Co.                                         270,600        5,869
*  Stone Energy Corp.                                       104,500        5,141
   Vintage Petroleum, Inc.                                  330,500        4,981
*  Denbury Resources, Inc.                                  221,500        4,045
*  Tesoro Petroleum Corp.                                   196,600        3,993
   St. Mary Land & Exploration Co.                           67,400        2,437
                                                                      ----------
                                                                         124,228
                                                                      ----------
MATERIALS & PROCESSING (7.4%)
   Monsanto Co.                                             772,900       26,735
   Ball Corp.                                               326,200       21,529
   Georgia Pacific Group                                    531,600       18,659
   Precision Castparts Corp.                                379,800       17,095
   Vulcan Materials Co.                                     355,000       16,415
   York International Corp.                                 317,900       12,462
   Schnitzer Steel Industries, Inc.
     Class A                                                374,907        9,849
   Eagle Materials, Inc.                                    120,084        7,890
   Albany International Corp.                               238,800        7,283
   Reliance Steel & Aluminum Co.                            207,900        6,865
   Engelhard Corp.                                          177,700   $    5,160
   Corn Products International, Inc.                        118,000        5,015
*  USG Corp.                                                344,400        4,901
*  Phelps Dodge Corp.                                        71,400        4,700
*  Hercules, Inc.                                           342,000        3,800
   Lennox International Inc.                                224,800        3,756
   Watsco, Inc.                                             106,900        3,116
*  Pactiv Corp.                                             131,900        3,027
*  Energizer Holdings, Inc.                                  43,000        1,862
*  Cleveland-Cliffs Inc.                                     36,100        1,710
*  Steel Dynamics, Inc.                                      62,752        1,510
   Acuity Brands, Inc.                                       58,800        1,439
*  NCI Building Systems, Inc.                                42,000        1,229
*  URS Corp.                                                 43,200        1,116
   Chesapeake Corp. of Virginia                              40,900          929
   Eagle Materials, Inc. B Shares                            11,042          706
                                                                      ----------
                                                                         188,758
                                                                      ----------
PRODUCER DURABLES (5.5%)
*  Xerox Corp.                                            1,437,400       19,304
   D. R. Horton, Inc.                                       565,800       16,295
   Lennar Corp. Class A                                     336,400       15,760
   Ryland Group, Inc.                                       138,500       10,935
   Herman Miller, Inc.                                      408,246       10,729
   Tektronix, Inc.                                          321,900        9,528
*  MKS Instruments, Inc.                                    355,796        6,838
   HON Industries, Inc.                                     171,600        6,351
   MTS Systems Corp.                                        249,832        5,884
*  Photronics Inc.                                          322,503        4,802
   Briggs & Stratton Corp.                                   66,400        4,648
   Rockwell Collins, Inc.                                   137,300        4,428
   Engineered Support
   Systems, Inc.                                             90,223        4,388
*  Imagistics International Inc.                            100,300        4,061
*  Hovnanian Enterprises Inc.
   Class A                                                  112,000        4,029
   Applied Industrial
   Technology, Inc.                                          98,100        2,578
*  Orbital Sciences Corp.                                   122,500        1,578
*  Ultratech, Inc.                                           91,000        1,466
*  Littelfuse, Inc.                                          34,593        1,328
*  Electro Scientific Industries, Inc.                       57,600        1,177
   NACCO Industries, Inc. Class A                            12,200        1,038
   A.O. Smith Corp.                                          31,300          936
*  Audiovox Corp.                                            57,967          875
*  Mykrolis Corp.                                            23,600          343
                                                                      ----------
                                                                         139,299
                                                                      ----------
TECHNOLOGY (11.3%)
*  National Semiconductor Corp.                             592,700       24,176
   PerkinElmer, Inc.                                        978,165       18,830
*  SanDisk Corp.                                            778,375       17,988
*  Storage Technology Corp.                                 666,200       17,501
*  Sanmina-SCI Corp.                                      1,727,514       17,310

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                             SHARES        (000)
--------------------------------------------------------------------------------
*  Avocent Corp.                                            382,608   $   12,278
*  RSA Security Inc.                                        763,845       12,237
*  Computer Sciences Corp.                                  290,800       11,897
*  Conexant Systems, Inc.                                 2,424,564       10,547
*  DSP Group Inc.                                           407,301       10,093
*  Altera Corp.                                             502,400       10,053
*  Unisys Corp.                                             722,500        9,414
   Scientific-Atlanta, Inc.                                 290,300        9,403
*  Benchmark Electronics, Inc.                              323,650        8,748
*  Digital River, Inc.                                      267,750        6,895
*  ESS Technology, Inc.                                     640,072        6,862
*  Westell Technologies, Inc.                               862,837        6,314
*  Cree, Inc.                                               330,150        6,124
*  Avnet, Inc.                                              279,600        6,051
*  j2 Global Communications, Inc.                           239,585        5,549
   Inter-Tel, Inc.                                          217,016        5,195
*  NCR Corp.                                                112,600        5,032
*  Advanced Digital
   Information Corp.                                        475,242        5,019
*  Siebel Systems, Inc.                                     456,100        4,689
*  Advanced Micro Devices, Inc.                             324,000        4,607
   Autodesk, Inc.                                           126,000        4,221
*  Amkor Technology, Inc.                                   513,678        4,151
*  Silicon Storage Technology, Inc.                         272,100        3,605
*  Komag, Inc.                                              276,700        3,517
*  MICROS Systems, Inc.                                      66,900        2,935
   Harris Corp.                                              57,200        2,577
*  UNOVA, Inc.                                              141,700        2,480
*  LSI Logic Corp.                                          319,600        2,378
*  Tyler Technologies, Inc.                                 181,700        1,715
*  Avid Technology, Inc.                                     35,500        1,703
*  Sybase, Inc.                                              65,400        1,118
*  Checkpoint Systems, Inc.                                  67,200        1,080
*  Computer Network
   Technology Corp.                                         160,565        1,052
*  MRO Software Inc.                                         65,500          873
*  Standard Microsystem Corp.                                35,724          852
   Bel Fuse, Inc. Class B                                    26,900          831
*  QAD Inc.                                                  27,200          300
                                                                      ----------
                                                                         288,200
                                                                      ----------
UTILITIES (8.4%)
   Edison International                                   1,083,100       25,345
*  NII Holdings Inc.                                        562,530       19,689
   TXU Corp.                                                500,100       17,073
   Northeast Utilities                                      870,000       15,965
   Westar Energy, Inc.                                      749,800       15,303
   PPL Corp.                                                333,300       14,282
   Constellation Energy Group, Inc.                         356,400       13,714
   ONEOK, Inc.                                              634,800       13,299
   CenterPoint Energy Inc.                                1,211,900       13,076
   Xcel Energy, Inc.                                        738,900       12,362
   Sempra Energy                                            313,300        9,947
   Energen Corp.                                            180,200        7,451
*  UnitedGlobalCom Inc. Class A                             892,402      $ 6,675
*  Southwestern Energy Co.                                  219,800        5,528
   CenturyTel, Inc.                                         172,100        4,970
*  Intrado Inc.                                             257,926        4,434
   PNM Resources Inc.                                       128,500        3,750
*  PTEK Holdings, Inc.                                      351,400        3,574
*  Boston Communications
   Group, Inc.                                              251,032        2,701
   Southwest Gas Corp.                                       57,400        1,309
*  Primus Telecommunications

   Group, Inc.                                              194,910        1,086
   Wisconsin Energy Corp.                                    33,900        1,064
*  McLeod USA Inc.                                        1,004,400          894
   Avista Corp.                                              47,500          803
*  Talk America Holdings, Inc.                               28,800          257
                                                                      ----------
                                                                         214,551
                                                                      ----------
OTHER (2.5%)
   Eaton Corp.                                              459,700       27,297
   Textron, Inc.                                            300,200       16,565
*  FMC Corp.                                                288,399       12,369
   Brunswick Corp.                                          169,100        6,952
   Hillenbrand Industries, Inc.                              13,700          925
*  Jacuzzi Brands, Inc.                                     102,600          897
                                                                      ----------
                                                                          65,005
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $2,222,982)                                                   2,524,057
--------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)  1.048%, 7/14/2004                                      $ 3,000        2,994
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled Cash Account
     1.037%, 5/3/2004                                        17,377       17,377
     1.039%, 5/3/2004--Note E                                82,244       82,244
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $102,615)                                                     102,615
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%)
     (COST $2,325,597)                                                 2,626,672
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
STRATEGIC EQUITY FUND                                                      (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
Other Assets--Note B                                                 $    33,484
Security Lending Collateral
  Payable to Brokers--Note E                                            (82,244)
Other Liabilities                                                       (33,999)
                                                                     -----------
                                                                        (82,759)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 134,627,866 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $2,543,913
================================================================================

NET ASSET VALUE PER SHARE                                                 $18.90
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 3.1%, respectively, of net assets.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                              AMOUNT         PER
                                                               (000)       SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $2,164,122       $16.07
Undistributed Net
  Investment Income                                           2,799          .02
Accumulated Net Realized Gains                               76,448          .57
Unrealized Appreciation (Depreciation)
  Investment Securities                                     301,075         2.24
  Futures Contracts                                           (531)           --
--------------------------------------------------------------------------------
NET ASSETS                                               $2,543,913       $18.90
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           STRATEGIC EQUITY FUND
                                                 SIX MONTHS ENDED APRIL 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                         $     12,231
  Interest                                                                   108
  Security Lending                                                           428
--------------------------------------------------------------------------------
    Total Income                                                          12,767
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                             290
    Management and Administrative                                          4,396
    Marketing and Distribution                                               122
  Custodian Fees                                                              29
  Shareholders' Reports                                                       26
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses                                                         4,864
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      7,903
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              95,236
  Futures Contracts                                                        1,559
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  96,795
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  (2,098)
  Futures Contracts                                                        (969)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (3,067)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $101,631
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------
                                                                        STRATEGIC EQUITY FUND
                                                                   SIX MONTHS            YEAR
                                                                        ENDED           ENDED
                                                                APR. 30, 2004   OCT. 31, 2003
                                                                        (000)           (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                            $    7,903      $   11,673
  Realized Net Gain (Loss)                                             96,795          73,344
  Change in Unrealized Appreciation (Depreciation)                    (3,067)         309,652
---------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations   101,631         394,669
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                              (13,531)         (9,001)
  Realized Capital Gain                                                    --              --
---------------------------------------------------------------------------------------------
    Total Distributions                                              (13,531)         (9,001)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                              907,382         592,217
  Issued in Lieu of Cash Distributions                                 12,627           8,543
  Redeemed                                                          (178,056)       (148,570)
---------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions           741,953         452,190
---------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                           830,053         837,858
---------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                               1,713,860         876,002
---------------------------------------------------------------------------------------------
  End of Period                                                    $2,543,913      $1,713,860
=============================================================================================

1Shares Issued (Redeemed)
  Issued                                                               47,273          38,262
  Issued in Lieu of Cash Distributions                                    681             645
  Redeemed                                                            (9,314)        (10,232)
---------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                       38,640          28,675
=============================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


STRATEGIC EQUITY FUND

-------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS           YEAR ENDED OCTOBER 31,
                                                                   ENDED  -----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             APR. 30, 2004    2003    2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $17.85  $13.01  $13.68   $18.07   $15.73   $13.11
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .06     .13     .14      .16      .21      .15
  Net Realized and Unrealized Gain (Loss)
    on Investments                                                  1.12    4.84   (.67)   (1.31)     2.66     2.62
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                1.18    4.97   (.53)   (1.15)     2.87     2.77
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.13)   (.13)   (.14)    (.21)    (.16)    (.15)
  Distributions from Realized Capital Gains                           --      --      --   (3.03)    (.37)       --
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.13)   (.13)   (.14)   (3.24)    (.53)    (.15)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $18.90  $17.85  $13.01   $13.68   $18.07   $15.73
===================================================================================================================

TOTAL RETURN*                                                      6.62%  38.55%  -4.02%   -6.48%   18.76%   21.30%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $2,544  $1,714    $876     $767     $746     $561
  Ratio of Total Expenses to Average Net Assets                  0.45%**   0.50%   0.50%    0.54%    0.49%    0.46%
  Ratio of Net Investment Income to
    Average Net Assets                                           0.73%**   1.04%   0.94%    1.06%    1.31%    1.00%
  Portfolio Turnover Rate                                          69%**    100%     73%      82%      83%      51%
===================================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.
**Annualized.





SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P MidCap 400 Index and Russell 2000 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $370,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.37% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $19,765,000 to offset future net capital gains through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $301,075,000, consisting of unrealized gains of $375,628,000 on securities that had risen in value since their purchase and $74,553,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                    ----------------------------
                                                     AGGREGATE        UNREALIZED
                                       NUMBER OF    SETTLEMENT      APPRECIATION
FUTURES CONTRACTS                 LONG CONTRACTS         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                          21       $ 6,124            $(157)
Russell 2000 Index                            19         5,319             (311)
E-mini Russell 2000 Index                    225        12,597              (63)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the six months ended April 30, 2004, the fund purchased $1,483,219,000 of investment securities and sold $749,486,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at April 30, 2004, was $75,903,000, for which the fund held cash collateral of $82,244,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------


                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
-------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
-------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
-------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

-------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                     MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.               RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                           GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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1-800-523-1036

TEXT TELEPHONE
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(C)2004 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1142 062004

VANGUARD(R) CAPITAL OPPORTUNITY FUND

APRIL 30, 2004

[GRAPHIC]

SEMIANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT
--------------------------------------------------------------------------------
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 5 REPORT FROM THE ADVISOR
 8 FUND PROFILE
 9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

SUMMARY

- Vanguard Capital Opportunity Fund's Investor Shares earned a return of 8.9%, handily outpacing the fund's comparative standards.

- Stock prices began the period with a strong advance, then backed down.

-    As  it  has  for  the  past   year  and  a  half,   your   fund   generated
     benchmark-beating returns with health care and technology stocks.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder,

During the first half of fiscal year 2004, Vanguard Capital Opportunity Fund's Investor Shares returned 8.9%, outpacing the returns of the fund's comparative standards. The fund's Admiral Shares returned 9.0%.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------
TOTAL RETURNS                     SIX MONTHS ENDED
                                    APRIL 30, 2004
--------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND
 Investor Shares                              8.9%
 Admiral Shares                                9.0
 Russell Midcap Growth Index                   5.7
 Average Multi-Cap Growth Fund*                2.5
 Dow Jones Wilshire 5000 Index                 6.4
--------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table presents the six-month total returns (capital change plus reinvested distributions) for the Capital Opportunity Fund, its average peer, and two index benchmarks. The fund's starting and ending share prices and distributions to shareholders in the period are shown on page 4.

Ever since the stock market's long downturn ended 18 months ago, the Capital Opportunity Fund has seemed to make outperformance the norm. Its strong returns have attracted keen interest and heavy cash flows. In March, the board of trustees elected to close the fund to new investors. This decision ensures that PRIMECAP Management Company, the fund's advisor, will have the flexibility to execute its distinctive investment strategy.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year ended April 30, the broad U.S. stock market advanced. However, in March and April, stock prices retreated somewhat as higher oil prices and reports of robust economic growth provoked fears of inflation. For the six months, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. The Russell 2000 Index, a proxy for small-capitalization stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap

--------------------------------------------------------------------------------
Admiral(TM) Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

International stock markets continued to provide attractive returns to U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from European markets, where solid gains looked even better when translated from local currencies into dollars. Elsewhere, currency fluctuation played only a minor role.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

--------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
                                                  ------------------------------
                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                     6.1%       23.9%       -1.7%
Russell 2000 Index (Small-caps)                     6.5        42.0         6.7
Dow Jones Wilshire 5000 Index                       6.4        26.1        -1.2
(Entire market)
MSCI All Country World Index
  ex USA (International)                           11.7        41.3         0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         1.2%        1.8%        6.7%
 (Broad taxable market)
Lehman Municipal Bond Index                         1.2         2.7         5.4
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.3
================================================================================
CPI
Consumer Price Index                                1.6%        2.3%        2.5%
--------------------------------------------------------------------------------
*Annualized.

In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points, from 4.29% to 4.51%. (Indicative of April's strong increase, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) With investors gravitating toward higher- yielding securities, returns of corporate bonds outpaced those of government bonds with similar maturities. High-yield corporate bonds continued their strong showing as the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a 6-month return of 5.5%. Meanwhile, the Lehman Aggregate

Bond Index,  a measure of the taxable  investment-grade  bond  market,  returned
1.2%.

Short-term interest rates remained low and didn't vary much during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% as of April 30, just 1 basis point higher than its initial 0.95% yield.

HEALTH CARE AND TECHNOLOGY STOCKS LED THE CHARGE

Vanguard Capital Opportunity Fund's strong showing during fiscal 2003 and the first six months of fiscal 2004 represents the rewards of strategies implemented earlier, during the stock market's lengthy slump. Although the market decline helped produce double-digit losses for the fund in fiscal 2001 and 2002, it also allowed PRIMECAP Management Company to establish reasonably priced positions in companies with exciting growth prospects, particularly in the health care and technology industries. As the stock market recovered, these sectors led the charge.

During the past six months, that pattern persisted. Your fund's health care and technology stocks, which accounted for almost half of its assets, generated market-beating returns. The fund's technology holdings actually returned less than the portfolio as a whole, but during the past six months, a middling performance in tech qualified as a noteworthy success. Within the Russell Midcap Growth Index, for example, tech stocks lost -8.5% of their value. In the health care sector, your fund's long-standing investment in biotech stocks generated substantial rewards, as did holdings in traditional pharmaceuticals giants such as Novartis and Pfizer.

Some of the fund's weaker performers also hailed from the health care and technology sectors. That may seem odd, but these two sectors account for such a large percentage of Capital Opportunity's assets that they often include a full range of individual performances, from poor to outstanding. Your fund's transportation stocks were also disappointing performers.

REASONABLE EXPECTATIONS CALL FOR DIVERSIFICATION

Stocks have delivered generally strong returns since October 2002. Vanguard Capital Opportunity Fund has done even better. While the fund's distinctive investment strategy has yielded impressive rewards, uninterrupted streaks of outperformance will never be the norm. The same decisions that have allowed the fund's talented managers to beat market returns over the long run can sometimes leave the portfolio on the wrong side of current market sentiment.

The best tools to moderate market risk are balance and diversification. That's why we advise clients to develop a portfolio of well-diversified stock, bond, and money market mutual funds in allocations suited to their unique financial circumstances. Vanguard Capital Opportunity Fund can play an important role in such a balanced portfolio.

As always, we thank you for entrusting your assets to us.



Sincerely,

/S/JOHN J. BRENNAN

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 14, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE             OCTOBER 31, 2003-APRIL 30, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                      --------------------------
                            STARTING        ENDING         INCOME        CAPITAL
                         SHARE PRICE   SHARE PRICE      DIVIDENDS          GAINS
--------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND
  Investor Shares             $24.28        $26.43         $0.013         $0.000
  Admiral Shares               56.11         61.06          0.074          0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

Vanguard Capital Opportunity Fund's Investor Shares returned 8.9% during the six months ended April 30, 2004. We are pleased with the fund's performance in a period marked by changes in market sentiment. Our benchmark, the Russell Midcap Growth Index, returned 5.7%, and our peer group of multi-cap growth funds returned an average of 2.5%. The broad stock market returned 6.4%, as represented by the Dow Jones Wilshire 5000 Index.

INVESTMENT ENVIRONMENT

The stock market rallied at the start of the six-month period, but then retreated despite favorable economic data and strong first-quarter earnings reports. Several crosswinds left a cloud of uncertainty over the market. A surprisingly strong March labor report alleviated some of the lingering concern about a "jobless recovery," but it also put the spotlight on prospects for rising interest rates that could affect stock valuations. Although the impact is hard to predict, rising rates might also mean trouble for the housing market, which has been a key driver of consumer spending and sentiment over the past few years. The Madrid train bombing, the acceleration of hostilities in Iraq, and the steady rise in energy prices also weighed on stock prices, reminding us that the potential impact of geopolitical factors cannot be ignored or controlled by investors.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects the belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose proces are lower than the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

On balance, however, we remain optimistic about the economy and the stock market. Monetary policy will remain accommodative for the next few quarters, and when interest rates begin to rise, the increase will signal an economy that is getting stronger, not weaker. Growth in the money supply is accelerating (after slowing at the end of 2003), and the 2003 tax cuts continue to generate benefits.

If stocks are to thrive, the next stage of growth in corporate America will have to be a pickup in sales. Companies have generated much of the recent earnings growth by boosting productivity--doing more with fewer workers--and working hard to keep revenues from shrinking. If the recovery is to proceed, we'll need to see a sustained increase in final demand, and thus, revenue growth. We're optimistic that this process is underway. Companies have deferred capital investment over the past several years, and now must begin to make these investments to remain competitive and accommodate growth. Such corporate spending should create the needed demand.

THE FUND'S SUCCESSES

During the six months, we kept the largest portions of the fund's assets in technology, health care, and consumer discretionary stocks. Health care stocks were our most notable success. As was the case when we last reported to you, we enjoyed strong returns from biotech stocks such as Sepracor and Biogen Idec. We also earned solid returns from pharmaceutical giants Novartis, Pfizer, and Eli Lilly, as well as medical-device manufacturer Guidant.

Although our tech stocks generally posted mixed returns, they were important contributors to our strong relative results. The benchmark's tech stocks declined in value, returning -8.5%. We generated a return of more than 6%, based in part on exceptional results from Research In Motion, a provider of handset technology that is among the fund's largest holdings. the fund's shortfalls

Our weakest performers were auto & transportation stocks, primarily our airline stocks. We sustained sharp losses in Delta Air Lines, Atlantic Coast Airlines Holdings, and AMR (parent company of American Airlines). Travel demand has been weaker than expected, and the whole industry is grappling with high fuel costs. Shipping giant FedEx, one of our largest holdings, has also felt the sting of rising fuel costs.

OUR OUTLOOK

We don't believe that the stock market's recent retreat signals a new bear market. Although future gains will probably be more modest than those earned in 2003, the fundamental backdrop remains sound. We continue to believe that stocks are more attractive than bonds or cash equivalents. We believe that the potential for growth still lies more in the industrial sectors than with the consumer. Many of our technology and producer durables stocks have performed well during the past two years, but we believe they stand to benefit from the recovery we expect in capital spending. We also remain enthusiastic about health care stocks, particularly in biotech.

THEO A. KOLOKOTRONES            HOWARD B. SCHOW                JOEL P. FRIED
PORTFOLIO MANAGER               PORTFOLIO MANAGER              PORTFOLIO MANAGER

                                ALFRED W. MORDECAI
                                PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

MAY 18, 2004

--------------------------------------------------------------------------------
AS OF 4/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    COMPARATIVE            BROAD
                                             FUND        INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Stocks                              122           451           5,128
Median Market Cap                           $6.8B         $5.5B          $27.0B
Price/Earnings Ratio                        46.4x         29.6x           22.6x
Price/Book Ratio                             2.8x          4.0x            2.8x
Yield                                                      0.5%             1.6%
  Investor Shares                            0.0%
  Admiral Shares                             0.1%
Return on Equity                             12.2%         18.2%           16.0%
Earnings Growth Rate                          7.6%         19.0%            6.6%
Foreign Holdings                              9.1%          0.0%            0.9%
Turnover Rate                                12%+            --              --
Expense Ratio                                                --              --
  Investor Shares                          0.54%+
  Admiral Shares                           0.42%+
Short-Term Reserves                             7%           --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                            COMPARATIVE                    BROAD
                                     FUND        INDEX*         FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.91          1.00         0.91        1.00
Beta                                 1.00          1.00         1.38        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         5%             2%               3%
Consumer Discretionary                       17             28               16
Consumer Staples                              0              2                7
Financial Services                            2             11               23
Health Care                                  18             21               13
Integrated Oils                               4              0                4
Other Energy                                  4              4                3
Materials & Processing                        3              4                4
Producer Durables                             7              7                4
Technology                                   30             19               13
Utilities                                     3              1                6
Other                                         0              1                4
--------------------------------------------------------------------------------
Short-Term Reserves                           7%            --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Biogen Idec Inc.                                                            4.8%
  (biotechnology)
Research In Motion Ltd.                                                     3.9
  (computer hardware)
Symantec Corp.                                                              3.1
  (software)
FedEx Corp.                                                                 3.1
  (express delivery services)
DirecTV Group, Inc.                                                         2.8
  (telecommunications)
Sprint Corp.                                                                2.4
  (telecommunications)
Micron Technology, Inc.                                                     2.4
  (electronics)
Pfizer Inc.                                                                 2.1
  (pharmaceuticals)
Monsanto Co.                                                                2.1
  (chemicals)
Applera Corp.--Applied Biosystems Group                                     2.0
  (biotechnology)
--------------------------------------------------------------------------------
Top Ten                                                                    28.7%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP              MEDIUM
STYLE                   GROWTH
--------------------------------------------------------------------------------

*Russell Midcap Growth Index.
**Dow Jones Wilshire 5000 Index.
+Annualized.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 4/30/2004

PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) August 14, 1995-April 30, 2004

                    CAPITAL OPPORTUNITY FUND                      RUSSELL MIDCAP
                             INVESTOR SHARES                        GROWTH INDEX
--------------------------------------------------------------------------------
1995                                    -3.2                                 1.1
1996                                    11.7                                17.9
1997                                      -3                                24.6
1998                                      10                                 2.4
1999                                    81.7                                37.7
2000                                    60.4                                38.7
2001                                   -25.7                               -42.8
2002                                     -20                               -17.6
2003                                    46.9                                39.3
2004*                                    8.9                                 5.7
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              SINCE INCEPTION
                                            ONE       FIVE ---------------------
                        INCEPTION DATE     YEAR      YEARS CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
Capital Opportunity Fund
 Investor Shares             8/14/1995   65.31%     17.92%  14.60%  0.28% 14.88%
   Fee-Adjusted Returns*                  63.65     17.92   14.60   0.28  14.88
 Admiral Shares             11/12/2001    65.50     10.63**     --    --     --
   Fee-Adjusted Returns*                  63.84     10.17**     --    --     --
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
**Returns since inception.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004
                                          BEGINNING        ENDING       EXPENSES
                                      ACCOUNT VALUE ACCOUNT VALUE    PAID DURING
CAPITAL OPPORTUNITY FUND                 10/31/2003     4/30/2004        PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return
Investor Shares                              $1,000        $1,090          $2.82
Admiral Shares                                1,000         1,090           2.19

Hypothetical 5% Return
Investor Shares                              $1,000        $1,047          $2.76
Admiral Shares                                1,000         1,048           2.15
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee or the 1% fee assessed on redemptions of shares held for less than five years. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                   INVESTOR        ADMIRAL             MULTI-CAP
                                     SHARES         SHARES           GROWTH FUND
--------------------------------------------------------------------------------
Capital Opportunity Fund              0.54%          0.42%                 1.71%
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 4/30/2004

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL OPPORTUNITY FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.3%)
    FedEx Corp.                                    3,118,000            224,215
    Union Pacific Corp.                            1,150,000             67,769
*   AMR Corp.                                      3,000,000             34,050
    Delta Air Lines, Inc.                          2,920,000             18,162
*   Atlantic Coast Airlines Holdings Inc.          2,200,000             14,410
*(1)Strattec Security Corp.                          220,000             14,080
    United Parcel Service, Inc.                      150,000             10,523
*(1)Midwest Air Group Inc.                         1,073,000              4,614
                                                                      ----------
                                                                        387,823
                                                                      ----------
CONSUMER DISCRETIONARY (16.9%)
*   DirecTV Group, Inc.                           11,344,759            203,071
*   VeriSign, Inc.                                 7,075,000            114,120
    Nordstrom, Inc.                                2,880,000            102,614
*   CarMax, Inc.                                   3,722,100             96,477
    TJX Cos., Inc.                                 3,717,400             91,337
*(1)Men's Wearhouse, Inc.                          3,000,000             76,470
*(1)Linens 'n Things, Inc.                         2,300,000             74,612
    Lowe's Cos., Inc.                              1,246,100             64,872
*   eBay Inc.                                        600,000             47,892
    Best Buy Co., Inc.                               860,000             46,655
*   Robert Half International, Inc.                1,600,000             43,632
*(1)The Dress Barn, Inc.                           2,100,000             35,322
    Tiffany & Co.                                    900,800             35,131
*   Yum! Brands, Inc.                                869,500             33,728
*   Tommy Hilfiger Corp.                           2,000,200             31,203
    Sabre Holdings Corp.                           1,078,700             25,447
*   InterActiveCorp                                  650,000             20,715
*   Tetra Tech, Inc.                               1,121,875             18,634
    Family Dollar Stores, Inc.                       537,300             17,269
    Royal Caribbean Cruises, Ltd.                    290,500             11,774
*   Accenture Ltd.                                   448,600             10,663
*(1) REX Stores Corp.                                733,000             10,482
    Abercrombie & Fitch Co.                          300,000              9,435
    Mattel, Inc.                                     197,000              3,341
*   Weight Watchers International, Inc.               60,000              2,340
*   THQ Inc. Darden Restaurants Inc.                 100,000              2,266
                                                                      ----------
                                                                      1,231,819
                                                                      ----------
FINANCIAL SERVICES (2.0%)
    First Data Corp.                                 970,717             44,061
    MBIA, Inc.                                       562,500             33,126
    Bank One Corp.                                   400,000             19,748
    Capital One Financial Corp.                      275,000             18,021
    The Chubb Corp.                                  230,000             15,870
    Cincinnati Financial Corp.                       157,500              6,456
    TCF Financial Corp.                              115,000              5,698
    Charter One Financial, Inc.                      100,000              3,337
                                                                      ----------
                                                                        146,317
                                                                      ----------
HEALTH CARE (18.0%)
*   Biogen Idec Inc.                               5,935,000            350,165
    Pfizer Inc.                                    4,287,780            153,331
    Novartis AG ADR                                3,050,000            136,640

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL OPPORTUNITY FUND                              SHARES               (000)
--------------------------------------------------------------------------------
*   Millipore Corp.                                2,005,000            105,122
*(1)Ligand Pharmaceuticals Inc. Class B            4,707,600            100,790
*   ICOS Corp.                                     3,107,500             99,409
*   Charles River Laboratories, Inc.               1,500,000             69,000
    Eli Lilly & Co.                                  800,000             59,048
    Guidant Corp.                                    900,000             56,709
*   Affymetrix, Inc.                               1,733,000             52,960
*   Sepracor Inc.                                    950,000             45,419
*(1)BioMarin Pharmaceutical Inc.                   4,670,500             32,320
*   Dendreon Corp.                                 1,561,750             20,303
*   XOMA Ltd.                                      3,500,000             15,015
*   Edwards Lifesciences Corp.                       386,000             13,302
*   Pharmacyclics, Inc.                              713,250              8,488
                                                                      ----------
                                                                      1,318,021
                                                                      ----------
INTEGRATED OILS (3.7%)
    Murphy Oil Corp.                               2,000,000            137,000
    ConocoPhillips Co.                             1,850,000            131,905
                                                                      ----------
                                                                        268,905
                                                                      ----------
OTHER ENERGY (3.8%)
    Pioneer Natural Resources Co.                  3,050,000             99,765
    Pogo Producing Co.                             1,420,000             70,034
    Noble Energy, Inc.                             1,100,000             50,710
*   Varco International, Inc.                      1,200,000             24,828
*   Hanover Compressor Co.                         1,480,000             18,204
*   Input/Output, Inc.                             1,196,700              9,442
    Chesapeake Energy Corp.                          600,000              8,250
                                                                      ----------
                                                                        281,233
                                                                      ----------
MATERIALS & Processing (3.2%)
    Monsanto Co.                                   4,344,445            150,274
(1) Minerals Technologies, Inc.                    1,060,000             62,169
    Avery Dennison Corp.                             372,000             23,894
    AptarGroup Inc.                                   12,000                472
                                                                      ----------
                                                                        236,809
                                                                      ----------
PRODUCER DURABLES (6.9%)
(1) Thomas & Betts Corp.                           5,450,000            131,018
    Pall Corp.                                     4,499,800            107,005
    Tektronix, Inc.                                2,557,200             75,693
*   ASML Holding (New York)                        4,600,000             71,530
*   Plantronics, Inc.                              1,150,000             43,642
*(1) Mykrolis Corp.                                2,126,410             30,939
*   CUNO Inc.                                        460,000             20,268
*   Cymer, Inc.                                      350,000             11,193
    W.W. Grainger, Inc.                              125,000              6,550
*   Ionics, Inc.                                     200,000              4,614
*   Agilent Technologies, Inc.                        73,245              1,978
                                                                      ----------
                                                                        504,430
                                                                      ----------
TECHNOLOGY (30.5%)
  COMMUNICATIONS TECHNOLOGY (10.5%)
*   Research In Motion Ltd.                        3,315,700            287,670
*   Corning, Inc.                                 12,449,800            137,321
    Motorola, Inc.                                 6,655,500            121,463
*   Comverse Technology, Inc.                      5,684,750             93,003
*   Nortel Networks Corp.                         18,115,100             67,750
*   Advanced Fibre Communications, Inc.            1,800,000             30,060
*   CIENA Corp.                                    4,450,000             18,423
*   Network Associates, Inc.                       1,010,000             15,837
  COMPUTER SERVICES SOFTWARE & Systems (8.0%)
*   Symantec Corp.                                 5,075,000            228,629
    Microsoft Corp.                                4,300,000            111,671
    Autodesk, Inc.                                 1,951,000             65,358
*(1)Macrovision Corp.                              3,670,000             61,803
    Adobe Systems, Inc.                            1,005,000             41,547
*   Citrix Systems, Inc.                           1,532,700             29,198
*   Macromedia, Inc.                                 960,000             19,776
*(1)The Descartes Systems Group Inc.               4,645,000             10,219
*   Cognizant Technology Solutions Corp.             214,600              9,284
*   Intuit, Inc.                                     105,000              4,459
*   Optimal Group, Inc.                              100,000                673
  COMPUTER TECHNOLOGY (3.0%)
    Hewlett-Packard Co.                            3,845,000             75,747
*   Emulex Corp.                                   4,125,300             68,769
*   NVIDIA Corp.                                   2,550,000             52,377
*   Maxtor Corp.                                   2,010,000             13,085
*(1)Concurrent Computer Corp.                      4,831,000              9,904
  ELECTRONICS (0.4%)
* Amphenol Corp.                                     844,200             26,685
  ELECTRONICS---SEMICONDUCTORS/COMPONENTS (5.8%)
*   Micron Technology, Inc.                       12,800,000            174,336
*(1)Rambus Inc.                                    5,205,000             96,969
    Intersil Corp.                                 2,830,000             55,893
*   Skyworks Solutions, Inc.                       3,600,000             30,816
*   AMIS Holdings Inc.                             1,645,000             23,723
    Texas Instruments, Inc.                          550,000             13,805
*   Lattice Semiconductor Corp.                    1,545,000             11,000
*   Semiconductor Manufacturing
    International Corp.                              820,000              9,586
    Intel Corp.                                      235,000              6,047
  ELECTRONICS---TECHNOLOGY (0.8%)
*   Trimble Navigation Ltd.                        1,500,000             37,575
*   Coherent, Inc.                                   720,000             17,604
  SCIENTIFIC EQUIPMENT & SUPPLIES (2.0%)
  Applera Corp.-
    Applied Biosystems Group                       7,944,700            147,533
                                                                      ----------
                                                                      2,225,598
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
UTILITIES (2.4%)
    Sprint Corp.                                 $ 9,889,700        $   176,927
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $5,838,411)                                                    6,777,882
--------------------------------------------------------------------------------
PREFERRED STOCK (0.5%)
--------------------------------------------------------------------------------
The News Corp. Ltd. Pfd. ADR
 (Cost $33,206)                                    1,136,012             38,340
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.037%, 5/3/2004                                   $547,037            547,037
 1.039%, 5/3/2004--Note G                            240,550            240,550
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $787,587)                                                        787,587
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.0%)
 (Cost $6,659,204)                                                    7,603,809
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-4.0%)                              (294,903)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $7,308,906
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $751,711,000. See Note I in Notes to Financial Statements.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
 Investments in Securities, at Value                                 $7,603,809
 Receivables for Capital Shares Issued                                    6,175
 Other Assets--Note C                                                     1,779
                                                                     -----------
   Total Assets                                                       7,611,763
                                                                     -----------
LIABILITIES
 Payables for Investment Securities
  Purchased                                                              46,323
 Security Lending Collateral
  Payable to Brokers--Note G                                            240,550
  Other Liabilities                                                      15,984
                                                                     -----------
    Total Liabilities                                                   302,857
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $7,308,906
================================================================================

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $ 6,561,580
Overdistributed Net Investment Income                                    (4,210)
Accumulated Net Realized Losses                                        (193,069)
Unrealized Appreciation                                                 944,605
--------------------------------------------------------------------------------
NET ASSETS                                                           $7,308,906
================================================================================

Investor Shares--Net Assets
Applicable to 229,092,818 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $6,054,032
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $26.43
================================================================================

Admiral Shares--Net Assets
Applicable to 20,552,217 outstanding $.001
 par value shares of beneficial interest
(unlimited authorization)                                           $ 1,254,874
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $61.06
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        CAPITAL OPPORTUNITY FUND
                                                 SIX MONTHS ENDED April 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 15,499
  Interest                                                                2,612
  Security Lending                                                          325
--------------------------------------------------------------------------------
   Total Income                                                          18,436
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                         7,763
 The Vanguard Group--Note C
   Management and Administrative
    Investor Shares                                                       8,530
    Admiral Shares                                                          948
   Marketing and Distribution
    Investor Shares                                                         342
    Admiral Shares                                                           68
 Custodian Fees                                                              42
 Shareholders' Reports
    Investor Shares                                                          38
    Admiral Shares                                                           --
 Trustees' Fees and Expenses                                                  3
--------------------------------------------------------------------------------
    Total Expenses                                                       17,734
    Expenses Paid Indirectly--Note D                                       (344)
--------------------------------------------------------------------------------
    Net Expenses                                                         17,390
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,046
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                  (1,455)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                               519,531
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $519,122
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $103,000 and $74,072,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND
                                                                         SIX MONTHS             YEAR
                                                                              ENDED            ENDED
                                                                      APR. 30, 2004    OCT. 31, 2003
                                                                              (000)            (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $     1,046      $     2,341
  Realized Net Gain (Loss)                                                   (1,455)         (67,979)
  Change in Unrealized Appreciation (Depreciation)                          519,531        1,814,096
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations         519,122        1,748,458
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                                          (2,793)          (2,518)
    Admiral Shares                                                           (1,164)            (695)
  Realized Capital Gain
    Investor Shares                                                              --               --
    Admiral Shares                                                               --               --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                                      (3,957)          (3,213)
-----------------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                                           487,736          416,321
  Admiral Shares                                                            346,018          222,935
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                 833,754          639,256
-----------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                               1,348,919        2,384,501
-----------------------------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                                     5,959,987        3,575,486
-----------------------------------------------------------------------------------------------------
  End of Period                                                         $ 7,308,906      $ 5,959,987
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL OPPORTUNITY FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                                SIX MONTHS ENDED      -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     APR. 30, 2004        2003       2002        2001         2000        1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $24.28      $16.54     $20.73      $30.16       $19.34      $11.47
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .004        .009        .01         .07         .161        .029
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                        2.159       7.744      (4.13)      (7.42)      11.284       8.751
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       2.163       7.753      (4.12)      (7.35)      11.445       8.780
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.013)      (.013)      (.07)       (.16)       (.035)      (.015)
  Distributions from Realized Capital Gains                   --          --         --       (1.92)       (.590)      (.895)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.013)      (.013)      (.07)      (2.08)       (.625)      (.910)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $26.43      $24.28     $16.54      $20.73       $30.16      $19.34
=============================================================================================================================

TOTAL RETURN**                                             8.91%      46.91%    -19.97%     -25.68%       60.37%      81.74%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $6,054      $5,120     $3,181      $4,454       $5,437      $1,289
  Ratio of Total Expenses to Average Net Assets           0.54%+       0.59%      0.58%       0.60%        0.62%       0.75%
  Ratio of Net Investment Income to Average Net Assets    0.01%+       0.04%      0.07%       0.28%        0.64%       0.31%
  Portfolio Turnover Rate                                   12%+         14%        14%         20%          15%         22%
=============================================================================================================================

*Includes increases from redemption fees of $.01, $.01, $.03, $.03, $.02, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
+Annualized.

CAPITAL OPPORTUNITY FUND ADMIRAL SHARES

-----------------------------------------------------------------------------------------------------
                                                           SIX MONTHS              YEAR     NOV. 12,
                                                                ENDED             ENDED     2001* TO
                                                             APR. 30,          OCT. 31,     OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   2004              2003         2002
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $56.11            $38.22       $50.00
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .043              .062          .07
  Net Realized and Unrealized Gain (Loss) on Investments**      4.981            17.894      (11.68)
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                            5.024            17.956      (11.61)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.074)            (.066)        (.17)
  Distributions from Realized Capital Gains                        --                --           --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                        (.074)            (.066)        (.17)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $61.06            $56.11       $38.22
=====================================================================================================

Total Return+                                                   8.96%            47.05%      -23.32%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $1,255              $840         $395
  Ratio of Total Expenses to Average Net Assets               0.42%++             0.49%      0.50%++
  Ratio of Net Investment Income to Average Net Assets        0.13%++             0.14%      0.17%++
  Portfolio Turnover Rate                                       12%++               14%          14%
=====================================================================================================

*Inception.
**Includes increases from redemption fees of $.01, $.03, and $.07.
+Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
++Annualized.






SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2004, the investment advisory fee represented an effective annual rate of 0.23% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $1,080,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 1.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced expenses by $344,000, (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $190,853,000 to offset future net capital gains of $14,650,000 through October 31, 2009, $108,224,000 through October 31, 2010, and
$67,979,000 through October 31, 2011. The fund will use these capital losses to offset net taxable gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $944,605,000, consisting of unrealized gains of $1,789,279,000 on securities that had risen in value since their purchase and $844,674,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2004, the fund purchased $1,053,836,000 of investment securities and sold $378,557,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $220,584,000, for which the fund held cash collateral of $240,550,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED            YEAR ENDED
                                                   APRIL 30, 2004           OCTOBER 31, 2003
                                                -------------------       ---------------------
                                                  AMOUNT     SHARES         AMOUNT      SHARES
                                                   (000)      (000)          (000)       (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $914,251     34,439       $933,509      46,152
  Issued in Lieu of Cash Distributions             2,611        107          2,348         136
  Redeemed*                                     (429,126)   (16,318)      (519,536)    (27,713)
                                                -----------------------------------------------
    Net Increase (Decrease)--Investor Shares     487,736     18,228        416,321      18,575
                                                -----------------------------------------------
Admiral Shares
  Issued                                         430,027      6,975        303,864       6,477
  Issued in Lieu of Cash Distributions             1,042         18            603          15
  Redeemed*                                      (85,051)    (1,417)       (81,532)     (1,843)
                                                -----------------------------------------------
    Net Increase (Decrease)--Admiral Shares      346,018      5,576        222,935       4,649
-----------------------------------------------------------------------------------------------

*Net of redemption fees of $1,685,000 and $2,964,000 (fund totals).

I. Certain of the fund's investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

---------------------------------------------------------------------------------------------------
                                                                (000)
                                   ----------------------------------------------------------------
                                                Current Period Transactions
                                                ---------------------------
                                   Oct. 31, 2003                   Cost of            Apr. 30, 2004
                                          Market    Purchases   Securities  Dividend         Market
                                           Value      at Cost         Sold    Income          Value
---------------------------------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.             $32,693           --           --        --        $32,320
Concurrent Computer Corp.                 24,250           --       $3,734        --          9,904
The Descartes Systems Group Inc.          13,006           --           --        --         10,219
Ligand Pharmaceuticals Inc. Class B         n/a*      $42,075           --        --        100,790
Linens 'n Things, Inc.                    67,896           --           --        --         74,612
Macrovision Corp.                           n/a*       46,100           --        --         61,803
Men's Wearhouse, Inc.                     94,272           --        5,821        --         76,470
Midwest Air Group Inc.                     5,172           --           --        --          4,614
Minerals Technologies, Inc.               58,088           --           --       $80         62,169
Mykrolis Corp.                            31,365           --           --        --         30,939
Rambus Inc.                                 n/a*       69,233           --        --         96,969
Research In Motion Ltd.                  192,741           --       15,469        --          n/a**
REX Stores Corp.                          15,208           --        3,309        --         10,482
Strattec Security Corp.                   11,660           --           --        --         14,080
The Dress Barn, Inc.                      29,400           --           --        --         35,322
Thomas & Betts Corp.                      83,660       16,342           --        23        131,018
                                   ----------------------------------------------------------------
                                        $659,411                                $103       $751,711
                                        --------                                -------------------
---------------------------------------------------------------------------------------------------

*At October 31, 2003, the issuer was not an affiliated company of the fund.
**At April 30, 2004, the security is still held but the issuer is no longer an affiliated company of the fund.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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                                       23

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------


                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
-------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
-------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
-------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

-------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                     MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.               RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                           GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

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logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information,  or to  request  additional  information  about  the  fund or other
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You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our
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www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


Q1112 062004

VANGUARD(R)  GLOBAL  EQUITY  FUND

APRIL  30,  2004

[GRAPHIC]

SEMIANNUAL REPORT

THE VANGUARD GROUP (R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1  LETTER FROM THE CHAIRMAN
5  REPORT FROM THE ADVISOR
8  FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
25 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

     * Vanguard Global Equity Fund returned 8.7% for the six months ended April 30, 2004, matching the return of its benchmark and exceeding the average gain of its mutual fund peer group.

     * For most of the fiscal half-year, stock markets here and abroad advanced, although markets gave back some of their gains in March and April as reports of robust economic growth provoked fears of inflation and higher interest rates.

     * The fund significantly underweighted U.S. stocks and overweighted Asian emerging markets, relative to its benchmark. The fund continued to reap benefits from the advisor's 2003 foray into Asian markets, which posted strong results.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear  Shareholder,

Vanguard Global Equity Fund returned 8.7% for the six months ended April 30, 2004, matching the return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index and topping the average return of its mutual fund peer group.

[PICTURES OF JOHN J BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  APRIL 30, 2004
--------------------------------------------------------------------------------
VANGUARD GLOBAL EQUITY FUND                                                 8.7%
MSCI All Country World Index                                                8.7
Average Global Fund*                                                        7.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table presents the total returns (capital change plus reinvested distributions) of your fund and its performance yardsticks. The fund's starting and ending share price and distributions to shareholders in the period are shown on page 4.

More than half of Global Equity Fund's return came from the three countries representing its largest allocations: the United States, Japan, and the United Kingdom. U.S. stocks generated respectable returns, while those in Japan and the United Kingdom delivered very strong half-year results.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, stock markets here and abroad advanced. However, in March and April, the markets gave back some of their gains as higher oil prices and reports of robust economic growth provoked fears of inflation and higher interest rates. In addition, Europe in part-icular felt the repercussions of the March 11 terrorist train bombings in Madrid, which caused stock prices to plummet before recovering somewhat. Nevertheless, the MSCI Europe Index posted a stellar six-month return of 9.2% in local currencies. The weakness of the U.S. dollar relative to the euro and other European currencies further augmented returns for U.S.-based investors--the MSCI Europe Index returned 12.9% in dollars, the best result among the major global regions.

Currency fluctuations largely canceled themselves out in the Pacific Rim and emerging markets, having little impact on generally solid returns. The Japanese stock market--Asia's largest--earned 13.3% in yen and 12.9% in U.S. dollars. Japanese companies benefited from the boom in China's economy, which has produced a seemingly insatiable demand for industrial machinery, construction supplies, electronic components, and higher-end consumer goods, made both in Japan itself and in Japanese factories in China.

Meanwhile, the U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%--a solid, but modest, result compared with returns from overseas. In both domestic and foreign markets, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

FUND POSITIONED TO REAP REWARDS OF REBOUNDING MARKET

While the fund's return equaled that of its benchmark, the two arrived at that number very differently. The fund significantly underweighted U.S. stocks--representing 32% of the fund versus 52% for the MSCI index--and maintained its largest overexposure in Asian emerging markets. Strong stock selection in the United States and Asia enhanced the fund's return relative to the benchmark. These positives were offset by the fund's weaker relative performance in Europe. In Asia's emerging markets, Global Equity's advisor, Marathon Asset Management Limited (Marathon-London), reaped rewards from strategies it first executed in 2003. More than a year ago, as Asian markets grappled with the SARS scare (Severe Acute Respiratory Syndrome), the advisor began purchasing stocks in Hong Kong, Thailand, and Singapore. During

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                                   TOTAL RETURNS
                                                    PERIODS ENDED APRIL 30, 2004
                                                 -------------------------------
                                                  SIX         ONE           FIVE
                                               MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
  MSCI All Country World Index
   ex USA (International)                       11.7%       41.3%           0.4%
  Russell 1000 Index (Large-caps)                6.1        23.9           -1.7
  Russell 2000 Index (Small-caps)                6.5        42.0            6.7
  Dow Jones Wilshire 5000 Index                  6.4        26.1           -1.2
   (Entire market)
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                    1.2%        1.8%           6.7%
   (Broad taxable market)
  Lehman Municipal Bond Index                    1.2         2.7            5.4
  Citigroup 3-Month Treasury Bill Index          0.5         1.0            3.3
================================================================================
CPI
  Consumer Price Index                           1.6%        2.3%           2.5%
--------------------------------------------------------------------------------
*Annualized.

the past six months, these markets rallied in the shadow of China's investment boom. Two Hong Kong real estate companies were among the fund's top ten performers for the half-year ended April 30, 2004.

In terms of industry sectors, the advisor heavily overweighted consumer discretionary stocks on average during the period. This group typically performs well in recovering markets as consumer spending improves. Mandalay Resort Group, a Las Vegas-based casino resort owner, was a standout among these holdings during the fiscal period. As a whole, the sector contributed about twice as much to the fund's return as it did to the benchmark's gain.

The advisor also identified bright spots in the financial and information technology areas, which generally produced middling to weak performance. Among the selections were Japan's Sumitomo Mitsui Financial Group, one of the world's largest banks, and Nebraska-based holding company Berkshire Hathaway, both of which appeared among Global Equity's top ten performers for the half-year.

Among the areas that hurt the fund were telecommunications, industrials, and health care. In each, a single large position detracted from performance: Nortel Networks (a Canadian maker of telecommunications equipment), Northwest Airlines, and Tenet Healthcare.

FUND FEATURES PATIENCE IN AN IMPATIENT INDUSTRY

Since its 1995 inception, Vanguard Global Equity Fund has delivered an excellent long-term return--10% per year on average, well ahead of the return of its benchmark. Although many factors contributed to the fund's result, one in particular offers a valuable lesson for investors: patience. As of April 30, Global Equity's portfolio turnover rate-- a measure of the fund's trading activity--translated roughly to an average stock holding period of more than four years. This long-term approach positions the advisor to benefit from investment convictions that may at times be out of step with the market.

Patience is also a virtue in constructing a portfolio of stock, bond, and money market funds in proportions that match your long-term goals. By establishing a sound plan and sticking with it, you stand to benefit from opportunities for growth that may offset some of the markets' periodic declines. The fund's 318 stocks from around the globe make up a diversified portfolio with a bias toward medium-capitalization, undervalued stocks. As we suggest with international or global funds in general, we recommend that you use the Global Equity Fund as just one component of a widely diversified portfolio.

We thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 20, 2004





--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004

                                                     DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                               STARTING       ENDING        INCOME       CAPITAL
                             SHARE PRICE SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND                $14.46      $15.52        $0.130        $0.065

REPORT FROM THE ADVISOR

During the six months ended April 30, 2004, Vanguard Global Equity Fund rose 8.7%, compared with an 8.7% gain for the MSCI All Country World Index, the fund's unmanaged benchmark. Over the 12 months ended April 30, a period that approximates the stock market recovery, the fund earned 41.2% versus 31.0% for the index.

THE INVESTMENT ENVIRONMENT

The period was marked by a choppy investment environment. Until late January, investors were optimistic that corporate fundamentals were improving and business momentum accelerating. They were also heartened by recognition of the recovery in emerging markets, particularly in China, where there was an investment boom. However, in the last three months a more somber environment emerged; the Chinese boom was held by many to be a mirage, and interest rate rises were thought imminent in response to growing inflationary pressures. That the U.S. Federal Reserve Board resisted the need to raise rates simply exacerbated the bearish sentiment.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.
--------------------------------------------------------------------------------
An echo effect took place in the currency markets. In early January the U.S. dollar reached a low point, but since then the dollar has rallied to reflect the new interest rate consensus. It is likely that the actual near-term outcome in the markets will be something midway between the extremes depicted above. Economic and corporate fundamentals do appear strong, and they are unlikely to be negated by rises in rates at the short-end of the yield curve. Indeed the shape of the curve is widely held to be unsustainable, and it is probable that by now the market has largely factored in the consequences of hikes at the short end. When interest rates have been raised, as they were in the United Kingdom on two occasions during the fiscal half-year, the market response has been a big yawn.

The growth in Vanguard Global Equity Fund's net assets was substantial in 2003, and this, together with Marathon-London's decision to stop accepting new business, led the fund's board of trustees to close the Global Equity Fund to new accounts in December. We are grateful to the trustees for effecting this policy and believe that it will greatly benefit the fund's shareholders.

The question has to be asked: How could the investment environment change so radically in the fiscal half-year? As noted above, the period was characterized by two economic scenarios: an optimistic view early on, followed by a bearish turn. Part of the explanation lies, we believe, in the short-term time frame of most investors and in the associated "herding" effect. Although the tendency of institutions and mutual funds to invest in ever-shorter time frames has been noted by commentators for some time, the trend has accelerated markedly in recent years.

Over the fiscal half-year, the fund's turnover rate was about 12% (unannualized), which implies a holding period of more than four years for the underlying investments. This stability not only helps to keep investors' expenses low but also allows us to search for longer-term investment ideas that are fundamentally researched. Moreover, as investors crowd together examining the latest data point in search of a quick buck, it is logical to suggest that the return premiums for longer-duration ideas may actually increase, reflecting the decline in competition. This investment style also, happily, preserves the sanity of the money managers employed at Marathon-London.

THE FUND'S SUCCESSES

Our investment decisions were based on a number of key themes, most of which have worked well over the last several years and which are still not fully played out. We made investments in the Asian countries during the years following the 1997 Asian crisis, and these are benefiting from the ongoing recovery in that region. We made virtually no investments in China, however, so the fund should be relatively immune to any decline in investment euphoria in that direction. Anticipating their recovery, we also recently invested in many companies whose share prices collapsed during the global crash that followed the tech boom. This strategy has worked well overall, although less so in the past few months.

The fund is well diversified, with 318 holdings at the end of the period, which means that there is little company-specific risk. Finally, the fund had an average market capitalization of $15.2 billion in the period, which sounds high but was actually only one-fourth that of the benchmark index. In recent years, the index's return has been buoyed up by the performance of mega-cap shares, and mid-cap shares have suffered in relative terms. This trend reversed, however, in the past six months, as shown by superior performance among small companies the portfolio holds in Japan and the rest of the Far East.

THE FUND'S SHORTFALLS

As can be seen from the return, the fund's focus on smaller companies and beaten-down companies in Asia did not lead to outperformance in the most recent period. The asset-allocation bets largely canceled each other out, and while stock-picking was strong in certain areas, the decline of individual stocks hurt the fund. The most notable loss was the 52% decline in Nortel Networks, as investors' concern mounted with regard to both internal and external investigations into the firm's accounting policies.

THE FUND'S POSITIONING

We expect that the most likely prognosis for the coming year is a combination of the two scenarios described above, which were so aggressively discounted in the past six months. It is quite clear that short-term interest rates are too low and must rise, especially in the United States. However, corporate cash-flow trends are very positive and are unlikely to be negatively affected by tinkering at the short end of the yield curve. Individual stock prices now afford much better value than only three months ago, thanks to the liquidation of short-term positions that has taken place. There are few signs of excessive capital spending or any other "irrational exuberance" that would be characteristic of the top of the cycle. We think the current equity cycle has further to run, and the fund remains substantially invested with a procyclical bias.

JEREMY HOSKING, PORTFOLIO MANAGER
MARATHON ASSET MANAGEMENT LIMITED, LONDON
MAY 26, 2004

AS OF 4/30/2004

FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 10.

GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                     COMPARATIVE
                                                              FUND        INDEX*
--------------------------------------------------------------------------------
Number of Stocks                                               318         2,200
Turnover Rate                                                24%**            --
Expense Ratio                                              0.90%**            --
Short-Term Reserves                                             4%            --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Siam Cement PLC                                                             1.5%
  (materials and construction)
Liberty Media Corp.                                                         1.4
  (media)
Schering-Plough Corp.                                                       1.3
  (pharmaceuticals)
Berkshire Hathaway Inc. Class B                                             1.2
  (financial services)
Nextel Communications, Inc.                                                 1.2
  (telecommunications)
Lucent Technologies, Inc.                                                   1.1
  (telecommunications)
Xerox Corp.                                                                 1.1
  (electronic business equipment)
Nortel Networks Corp.                                                       1.0
  (telecommunications)
IMS Health, Inc.                                                            1.0
  (health care)
Hollinger International, Inc.                                               1.0
  (media)
--------------------------------------------------------------------------------
Top Ten                                                                    11.8%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                     COMPARATIVE
                                                              FUND        INDEX*
--------------------------------------------------------------------------------
R-Squared                                                     0.88          1.00
Beta                                                          0.97          1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                                                     COMPARATIVE
                                                              FUND        INDEX*
--------------------------------------------------------------------------------
Consumer Discretionary                                          18%          12%
Consumer Staples                                                 8            9
Energy                                                           3            8
Financials                                                      18           23
Health Care                                                      6           11
Industrials                                                     14           10
Information Technology                                           9           13
Materials                                                       11            5
Telecommunication Services                                       8            5
Utilities                                                        1            4
--------------------------------------------------------------------------------
Short-Term Reserves                                              4%           --
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
ALLOCATION BY REGION (% OF PORTFOLIO)

[GRAPHIC]
SHORT-TERM RESERVES      4%
NORTH AMERICA           38%
EMERGING MARKETS        12%
EUROPE                  27%
PACIFIC                 19%

*MSCI All Country World Index.
**Annualized.

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)
                                                                     COMPARATIVE
                                                              FUND        INDEX*
--------------------------------------------------------------------------------
EUROPE
United Kingdom                                                  11%          10%
France                                                           4            4
Netherlands                                                      2            2
Spain                                                            2            1
Switzerland                                                      2            3
Germany                                                          2            3
Sweden                                                           1            1
Italy                                                            1            2
Finland                                                          1            1
Denmark                                                          1            0
--------------------------------------------------------------------------------
Subtotal                                                        27%          27%
--------------------------------------------------------------------------------
PACIFIC
Japan                                                           11%           9%
Hong Kong                                                        6            1
Australia                                                        1            2
Singapore                                                        1            0
--------------------------------------------------------------------------------
Subtotal                                                        19%          12%
--------------------------------------------------------------------------------
EMERGING MARKETS
South Africa                                                     4%           1%
Thailand                                                         3            0
Malaysia                                                         2            0
Philippines                                                      2            0
Indonesia                                                        1            0
South Korea                                                      0            1
Taiwan                                                           0            1
Other Emerging Markets                                           0            4
--------------------------------------------------------------------------------
Subtotal                                                        12%           7%
--------------------------------------------------------------------------------
NORTH AMERICA
United States                                                   32%          52%
Canada                                                           6            2
--------------------------------------------------------------------------------
Subtotal                                                        38%          54%
--------------------------------------------------------------------------------
Short-Term Reserves                                              4%          --%
--------------------------------------------------------------------------------
Total                                                          100%         100%
--------------------------------------------------------------------------------



                                             Visit our  website at  Vanguard.com
                                     for  regularly  updated  fund  information.

*MSCI All Country World Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

AS OF 4/30/2004
PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-APRIL 30, 2004


FISCAL YEAR         GLOBAL EQUITY    MSCI AC WORLD
                        FUND            INDEX
1995                     0.5               1.8
1996                      17              15.9
1997                    12.2              16.1
1998                       0                13
1999                    26.5                26
2000                     4.5               0.8
2001                    -7.7             -25.2
2002                    -2.8             -13.6
2003                    39.3              25.2
2004*                    8.7               8.7
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                       ONE     FIVE       SINCE INCEPTION
                     INCEPTION DATE   YEAR    YEARS  CAPITAL   INCOME      TOTAL
--------------------------------------------------------------------------------
Global Equity Fund       8/14/1995  57.52%   10.63%    9.52%    1.47%     10.99%
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

     * ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

          To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

     * Hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004

                                 BEGINNING          ENDING              EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE           PAID DURING
GLOBAL EQUITY FUND              10/31/2003       4/30/2004               PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                  $1,000          $1,087                 $4.67
Hypothetical 5% Return               1,000           1,046                  4.58
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.


          Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the pro-spectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

          The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                                      FUND           GLOBAL FUND
--------------------------------------------------------------------------------
Global Equity Fund                                    0.90%               1.85%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

          You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 4/30/2004
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                  SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
--------------------------------------------------------------------------------
AUSTRALIA (1.4%)
  Caltex Australia Ltd.                            464,144           $     2,651
  Santos Ltd.                                      454,000                 2,108
  Australia & New Zealand
    Bank Group Ltd.                                152,776                 2,049
  Orica Ltd.                                       146,948                 1,567
  WMC Resources Ltd.                               378,479                 1,309
  Amcor Ltd.                                       208,286                 1,044
  Alumina Ltd.                                     224,000                   820
  Rinker Group Ltd.                                 71,098                   366
  Iluka Resources Ltd.                              60,516                   171
  CSR Ltd.                                          71,098                    99
                                                                        --------
                                                                          12,184
                                                                        --------
CANADA (6.0%)
* Nortel Networks Corp.                          2,462,530                 9,210
  Imperial Oil Ltd.                                192,900                 8,437
  Alcan Inc.                                       160,300                 6,425
  Rogers Communications, Inc.
    Class B                                        370,500                 6,374
* Inco Ltd.                                        199,800                 5,744
  Bombardier Inc. Class B                        1,122,000                 4,928
  BCE Inc.                                         164,300                 3,296
  Abitibi-Consolidated Inc.                        469,000                 3,274
  Agrium, Inc.                                     176,150                 2,191
  Fairmont Hotels & Resorts Inc.                    69,500                 1,717
  Hudson's Bay Co.                                  62,938                   585
* Air Canada Class A                               790,100                   201
                                                                        --------
                                                                          52,382
                                                                        --------
CHINA (0.2%)
  The Guangshen
    Railway Co., Ltd.                            4,931,500                 1,407
                                                                        --------
DENMARK (0.5%)
* William Demant A/S                                49,800                 1,785
  Coloplast A/S B Shares                            18,200                 1,715
* Vestas Wind Systems A/S                           78,400                 1,168
                                                                        --------
                                                                           4,668
                                                                        --------
FINLAND (1.0%)
  Sampo Oyj A Shares                               260,000                 2,490
  TietoEnator Oyj B Shares                          82,620                 2,461
  Metso Oyj                                        177,900                 2,182
  M-Real Oyj B Shares                              152,900                 1,397
                                                                        --------
                                                                           8,530
FRANCE (3.6%)
* Aventis SA                                        49,101                 3,729
  Cie. de St. Gobain SA                             68,100                 3,438
* Alcatel SA                                       211,400                 3,150
  Carrefour SA                                      66,108                 3,068
  BNP Paribas SA                                    49,922                 2,998
  Arcelor                                          174,100                 2,893
* Vivendi Universal SA                             106,123                 2,670
  Groupe Danone                                     15,800                 2,648

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                  SHARES                 (000)
--------------------------------------------------------------------------------
* SCOR SA                                        1,392,900         $       2,221
  AXA                                               95,900                 2,020
* Atos Origin SA                                    27,200                 1,577
  Thales SA                                         39,600                 1,471
                                                                        --------
                                                                          31,883
                                                                        --------
GERMANY (1.6%)
  BASF AG                                           55,800                 2,879
  Bayerische Motoren Werke AG                       63,280                 2,729
  E.On AG                                           40,320                 2,673
  Fresenius Medical Care AG                         37,300                 2,599
  Deutsche Post AG                                  87,400                 1,927
  Fresenius Medical Care AG ADR                     44,544                 1,028
                                                                        --------
                                                                          13,835
HONG KONG (6.0%)
  Jardine Strategic
    Holdings Ltd.                                1,398,500                 7,062
  Jardine Matheson Holdings Ltd.                   666,502                 6,732
  New World
    Development Co., Ltd.                        7,697,060                 6,168
  Television Broadcasts Ltd.                     1,177,000                 5,493
  Henderson Land
    Development Co. Ltd.                         1,210,000                 5,430
  Hysan Development Co., Ltd.                    2,140,496                 3,540
  Hong Kong Aircraft &
    Engineering Co., Ltd.                          602,000                 2,941
  SmarTone
    Telecommunications Ltd.                      2,302,290                 2,553
  Wheelock and Co. Ltd.                          2,044,000                 2,490
  Hong Kong Exchanges &
    Clearing Ltd.                                1,229,000                 2,458
  i-CABLE Communications Ltd.                    5,708,000                 2,195
  Hong Kong and
    Shanghai Hotels Ltd.                         2,530,000                 1,589
* First Pacific Co. Ltd.                         6,366,000                 1,485
* Next Media Ltd.                                2,368,000                   903
* Mandarin Oriental
    International Ltd.                           1,304,690                   809
  Asia Satellite
    Telecommunications
    Holdings Ltd.                                  366,000                   633
                                                                        --------
                                                                          52,481
                                                                        --------
INDONESIA (1.0%)
  PT Astra International Tbk                     3,385,076                 2,197
  PT Gudang Garam Tbk                            1,241,000                 2,063
  PT Bank Indonesia Tbk                         39,197,000                 1,607
  PT Semen Gresik Tbk                            1,333,000                 1,495
  PT Matahari Putra Prima Tbk                   12,926,000                   957
* PT Citra Marga
     Nusaphala Persada Tbk                         774,000                    41
* PT Mulia Industrindo Tbk                         921,000                    26
                                                                        --------
                                                                           8,386
                                                                        --------
IRELAND (0.3%)
Independent News & Media PLC                       972,018                 2,214
Fyffes PLC                                         481,600                   895
                                                                        --------
                                                                           3,109
                                                                        --------
ITALY (1.1%)
  Luxottica Group SpA ADR                          188,100                 3,085
  Saipem SpA                                       280,100                 2,626
  Unicredito Italiano SpA                          519,000                 2,420
* e.Biscom SpA                                      22,000                 1,310
  Natuzzi SpA-SP ADR                                50,700                   551
                                                                        --------
                                                                           9,992
                                                                        --------
JAPAN (11.0%)
  Sumitomo Mitsui
    Financial Group, Inc.                              558                 4,217
  Hitachi Ltd.                                     578,000                 4,059
  Nippon Telegraph and
    Telephone Corp.                                    681                 3,579
  FamilyMart Co., Ltd.                             114,900                 3,301
  Kirin Brewery Co., Ltd.                          326,000                 3,232
  Yamaha Motor Co., Ltd.                           216,000                 3,089
  Japan Tobacco, Inc.                                  364                 2,909
  Nippon Oil Corp.                                 506,000                 2,788
  Sumitomo
    Electric Industries Ltd.                       295,000                 2,727
  Dai-Nippon Printing Co., Ltd.                    175,000                 2,655
  Fuji Photo Film Co., Ltd.                         80,000                 2,574
  Takeda Chemical Industries Ltd.                   60,000                 2,419
  Sumitomo Forestry Co.                            218,000                 2,297
  Matsushita Electric
    Industrial Co., Ltd.                           140,000                 2,056
  Tokyo Gas Co., Ltd.                              552,000                 2,046
  Sumitomo Trust &
    Banking Co., Ltd.                              334,000                 2,010
  Aisin Seiki Co., Ltd.                            114,000                 2,005
  Tanabe Seiyaku Co., Ltd.                         200,000                 1,921
  Onward Kashiyama Co., Ltd.                       126,000                 1,920
  NTT DoCoMo, Inc.                                     866                 1,719
  Toyo Seikan Kaisha Ltd.                           94,000                 1,698
  Nippon Sanso Corp.                               368,000                 1,677
  Ito-Yokado Co., Ltd.                              40,000                 1,664
  NGK Insulators Ltd.                              220,000                 1,651
  East Japan Railway Co.                               321                 1,641
  Toyota Motor Corp.                                44,000                 1,591
  Tostem Inax Holding Corp.                         82,000                 1,560
  Mitsubishi Gas Chemical Co.                      406,000                 1,523
  Sompo Japan Insurance Inc.                       182,000                 1,641
  Secom Co., Ltd.                                   32,000                 1,372
  Bank of Yokohama Ltd.                            240,000                 1,311
  Ono Pharmaceutical Co., Ltd.                      30,500                 1,310
  Nisshinbo Industries, Inc.                       200,000                 1,299
  Shiseido Co., Ltd.                               102,000                 1,254

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                  SHARES                 (000)
--------------------------------------------------------------------------------
  Kao Corp.                                         52,000            $    1,242
  Mitsubishi Corp.                                 128,000                 1,220
  Nippon Suisan Kaisha Ltd.                        508,000                 1,206
  Toppan Forms Co., Ltd.                            87,600                 1,188
  Kinden Corp.                                     184,000                 1,127
  Koito Manufacturing Co., Ltd.                    156,000                 1,122
  Sumitomo Corp.                                   122,000                   936
  Tokyo Broadcasting System, Inc.                   46,000                   917
  Sumitomo Metal Mining Co.                        148,000                   900
* Dentsu Inc.                                          304                   851
  Matsushita Electric Works, Ltd.                   93,000                   843
  Chiba Bank Ltd.                                  152,000                   826
  Daifuku Co., Ltd.                                156,000                   811
  Omron Corp.                                       30,700                   748
  Kawasaki Heavy Industries Ltd.                   468,000                   717
  Tokyo Ohka Kogyo Co., Ltd.                        35,400                   693
  Ryosan Co., Ltd.                                  32,800                   687
  Lion Corp.                                       108,000                   614
  Lintec Corp.                                      38,000                   569
  Nippon Broadcasting
    System, Inc.                                    10,000                   560
  Noritake Co., Ltd.                               122,000                   503
  Yamatake Corp.                                    50,000                   483
  UFJ Holdings Inc.                                     68                   421
  Dentsu Inc.                                          144                   403
  Glory Ltd.                                        24,000                   381
  Fujitsu Fronttec Ltd.                             32,700                   375
  Inabata & Co., Ltd.                               49,000                   365
  Daiwa Securities Group Inc.                       32,000                   241
  SKY Perfect Communications Inc.                      174                   232
  Sankyo Seiko Co., Ltd.                            50,000                   195
  Nippon Meat Packers, Inc.                          9,000                   107
  Tsuzuki Denki Co., Ltd.                           23,000                   105
                                                                        --------
                                                                          96,303
                                                                        --------
MALAYSIA (1.8%)
  Resorts World Bhd.                             1,918,000                 5,047
  CIMB Bhd.                                      1,706,000                 2,492
  British American Tobacco Bhd.                    155,000                 1,958
  Commerce Asset
    Holdings Bhd.                                1,417,000                 1,864
  Carlsberg Brewery
    Malaysia Bhd.                                  506,500                 1,559
  PPB Group Bhd.                                   597,000                 1,084
* Multi-Purpose Holdings Bhd.                    2,540,000                   849
  Kumpulan Guthrie Bhd.                          1,047,000                   647
* Multi-Purpose Holdings Bhd.
    Warrants Exp. 2/26/2009                        254,000                    41
                                                                        --------
                                                                          15,541
                                                                        --------
MEXICO (0.1%)
  America Movil SA de
   CV Series L ADR                                  15,400                   521
  Telefonos de Mexico SA
   Class L ADR                                      16,000                   546
                                                                        --------
                                                                           1,067
NETHERLANDS (2.1%)
  Royal Dutch Petroleum Co.                         98,700                 4,800
  Koninklijke (Royal)
    Philips Electronics NV                         145,071                 3,951
  Heineken NV                                       88,600                 3,739
  Koninklijke KPN NV                               307,854                 2,218
  Koninklijke Nedlloyd NV                           65,021                 2,087
  Wolters Kluwer NV                                 64,800                 1,091
  Koninklijke Boskalis
    Westminster NV                                  31,733                   799
                                                                        --------
                                                                          18,685
                                                                        --------
NEW ZEALAND (0.3%)
  Telecom Corp.
    of New Zealand Ltd.                            398,217                 1,410
  Carter Holt Harvey Ltd.                          800,000                 1,051
  Wrightson Ltd.                                   150,000                   129
                                                                        --------
                                                                           2,590
                                                                        --------
NORWAY (0.3%)
  Schibsted ASA                                     80,400                 1,515
  DNB Holding ASA                                  235,500                 1,493
                                                                        --------
                                                                           3,008
                                                                        --------
PHILIPPINES (1.7%)
  Ayala Corp.                                   70,480,800                 7,174
  Globe Telecom, Inc.                              346,300                 5,256
* ABS-CBN Broadcasting Corp.                     3,858,000                 1,653
  Jollibee Foods Corp.                           2,999,000                 1,098
                                                                        --------
                                                                          15,181
                                                                        --------
SINGAPORE (1.4%)
  SembCorp Marine Ltd.                           4,717,000                 2,675
* BIL International Ltd.                         4,927,000                 2,099
  Great Eastern Holdings Ltd.                      309,000                 2,089
  Singapore Press Holdings Ltd.                    142,100                 1,754
  Overseas Union Enterprise Ltd.                   391,000                 1,413
  United Industrial Corp., Ltd.                  2,724,000                 1,257
  Haw Par Brothers
    International Ltd.                             298,000                   816
                                                                        --------
                                                                          12,103
                                                                        --------
SOUTH AFRICA (3.8%)
  Pretoria Portland
    Cement Co., Ltd.                               245,900                 4,808
  Edgars Consolidated Stores Ltd.                  205,549                 3,945
  Kersaf Investment Ltd.                           656,281                 3,868
  RMB Holdings Ltd.                              1,727,200                 3,700
  Anglo American PLC                               164,414                 3,285
  Firstrand Ltd.                                 1,625,600                 2,243
  Nedcor Ltd.                                      255,805                 2,199
  JD Group Ltd.                                    358,646                 2,124
  Gold Fields Ltd.                                 160,040                 1,616

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                  SHARES                 (000)
--------------------------------------------------------------------------------
  Venfin Ltd.                                      381,700          $      1,180
  Aveng Ltd.                                     1,083,400                 1,137
  AngloGold Ltd.                                    34,000                 1,080
  AngloGold Ashanti Ltd. ADR                        33,599                 1,056
* Hosken Consolidated
    Investments Ltd.                             1,103,148                   555
* Nedcor Ltd.
    Rights Exp. 5/3/2004                            64,542                   138
                                                                        --------
                                                                          32,934
                                                                        --------
SOUTH KOREA (0.1%)
  Samsung Electronics Co., Ltd.                        950                   451
* Kookmin Bank                                       7,000                   261
  Hyundai Motor Co. Ltd.                             5,000                   191
  POSCO                                              1,000                   122
  Korea Electric Power Corp.                         5,000                    82
                                                                        --------
                                                                           1,107
                                                                        --------
SPAIN (1.8%)
  Acerinox SA                                       69,800                 3,600
  Banco Popular Espanol SA                          65,000                 3,587
  Acciona SA                                        49,900                 3,084
* NH Hoteles SA                                    181,300                 1,906
  Telefonica SA                                    122,440                 1,821
* Sogecable SA                                      24,047                 1,030
  Viscofan SA                                       58,000                   556
  Prosegur Cia de Seguridad SA
    (Registered)                                    20,000                   326
                                                                        --------
                                                                          15,910
                                                                        --------
SWEDEN (1.5%)
* Telefonaktiebolaget
    LM Ericsson AB Class B                       1,359,700                 3,684
  Svenska Handelsbanken
    AB A Shares                                    188,000                 3,630
  Svenska Cellulosa AB B Shares                     64,200                 2,517
  Assa Abloy AB                                    190,900                 2,324
  Hoganas AB B Shares                               48,350                 1,177
                                                                        --------
                                                                          13,332
                                                                        --------
SWITZERLAND (1.6%)
  Novartis AG (Registered)                          86,840                 3,871
  SGS Societe Generale de
    Surveillance Holding SA
    (Registered)                                     6,850                 3,592
  Cie. Financiere Richemont AG                     128,700                 3,310
  Geberit AG                                         2,140                 1,301
* Publigroupe SA                                     3,140                 1,009
* ABB Ltd.                                         176,584                   994
                                                                        --------
                                                                          14,077
                                                                        --------
THAILAND (3.0%)
  Siam Cement PLC Non-Voting
    Depository Receipts                          1,690,200                 8,871
  Advanced Information
    Services Co. Ltd. (Foreign)                  2,604,000                 5,727
  Siam Cement PLC (Foreign)                        807,800                 4,361
* Kasikornbank Public Co.
    Ltd. (Foreign)                               2,496,000                 3,026
  MBK Development Public Co.
    Ltd. (Foreign)                                 901,000                 1,205
  National Finance & Securities
    PLC (Foreign)                                2,571,000                 1,054
* Golden Land Property
    Development Public Co. Ltd.
    Non-Voting Depository
    Receipts                                     2,442,465                   672
  Siam Commercial Bank PLC
    (Foreign)                                      568,000                   657
    Non-Voting Depository
    Receipts                                       997,000                   349
  GMM Grammy Public Co. Ltd.
    (Foreign)                                      642,000                   225
  Post Publishing PLC (Foreign)                    130,000                   177
  Matichon PLC (Foreign)                            25,000                    64
* Golden Land Property
    Development Public Co. Ltd.
    (Foreign)                                      225,645                    63
                                                                        --------
                                                                          26,451
                                                                        --------
UNITED KINGDOM (11.2%)
  Hanson Building Materials PLC                    629,450             4,800
  Shell Transport &
    Trading Co. PLC                                684,300                 4,721
  Barclays PLC                                     478,400                 4,314
  Diageo PLC                                       307,028                 4,119
  Rio Tinto PLC                                    171,400                 3,760
  BAE Systems PLC                                1,007,900                 3,749
  Reed Elsevier PLC                                401,800                 3,741
  Reckitt Benckiser PLC                            134,990                 3,509
  Rentokil Initial PLC                             979,800                 3,267
  Tesco PLC                                        723,400                 3,191
  Arriva PLC                                       467,633                 3,182
* Cable and Wireless PLC                         1,453,000                 3,182
  Vodafone Group PLC                             1,296,600                 3,150
  Associated British
    Ports Holdings PLC                             401,400                 3,139
  Provident Financial PLC                          227,556                 2,905
  BAA PLC                                          299,600                 2,763
  Carnival PLC                                      59,714                 2,676
  BP PLC                                           296,800                 2,566
  Boots Group PLC                                  235,600                 2,553
  The Sage Group PLC                               832,900                 2,552
  Pilkington PLC                                 1,652,200                 2,432
  Stagecoach Group PLC                           1,597,040                 2,329
  Intertek Testing Services PLC                    246,800                 2,251
  Compass Group PLC                                357,035                 2,248

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY FUND                                  SHARES                 (000)
--------------------------------------------------------------------------------
  Abbey National PLC                               271,200                 2,176
  Capita Group PLC                                 383,500                 2,108
  ITV PLC                                          953,535                 2,088
  WPP Group PLC                                    195,000                 1,923
  Hilton Group PLC                                 434,200                 1,913
  Smiths Group PLC                                 145,010                 1,796
* Enodis PLC                                       884,400                 1,443
  Kidde PLC                                        685,400                 1,361
  BT Group PLC                                     428,200                 1,355
* Eircom Group PLC                                 547,800                   959
  ICAP PLC                                         195,800                   957
  EMI Group PLC                                    169,500                   776
  TBI PLC                                          580,000                   684
  Devro PLC                                        294,800                   580
  Amvescap PLC                                      57,500                   379
  Bunzl PLC                                         41,400                   346
  Sygen International PLC                          408,600                   341
* MyTravel Group PLC                               748,200                   116
  Travis Perkins PLC                                 2,630                    67
                                                                        --------
                                                                          98,467
                                                                        --------
UNITED STATES (31.9%)
  AUTO & Transportation (2.4%)
  Burlington Northern
    Santa Fe Corp.                                 206,600                 6,756
* Northwest Airlines Corp. Class A                 656,200                 6,168
* AMR Corp.                                        411,000                 4,665
* Kansas City Southern                             252,800                 3,501

CONSUMER DISCRETIONARY (7.9%)
* Liberty Media Corp.                            1,117,804                12,229
  Hollinger International, I                       432,000                 8,618
* Costco Wholesale Corp.                           223,900                 8,385
  Waste Management, Inc.                           238,700                 6,779
* PRIMEDIA Inc.                                  2,101,000                 6,135
  Ethan Allen Interiors, Inc.                      146,800                 6,102
  International Speedway Corp                      142,350                 5,997
  Sabre Holdings Corp.                             247,730                 5,844
  J.C. Penney Co., Inc. (Holding Co.)              150,700                 5,103
  Mandalay Resort Group                             46,000                 2,643
  Reader's Digest Association, Inc.                 66,636                   955
* Learning Tree International, Inc.                 21,700                   341

CONSUMER STAPLES (1.4%)
  Altria Group, Inc.                               147,800                 8,185
  Sara Lee Corp.                                   193,000                 4,454

FINANCIAL SERVICES (4.5%)
  Moody's Corp.                                    119,200                 7,690
  Mercury General Corp.                            119,500                 6,093
  MBIA, Inc.                                        96,400                 5,677
  American Express Co.                             110,897                 5,428
  Unitrin, Inc.                                    125,800                 4,988
  The Goldman Sachs Group, Inc.                     51,300                 4,963
  MGIC Investment Corp.                             58,800                 4,329

HEALTH CARE (3.4%)
  Schering-Plough Corp.                            673,800                11,273
  IMS Health, Inc.                                 359,030                 9,066
  Bristol-Myers Squibb Co.                         214,100                 5,374
  Baxter International, Inc.                       122,300                 3,871

MATERIALS & Processing (2.0%)
* Scotts Co.                                       110,000                 7,255
  Temple-Inland Inc.                                98,400                 6,078
  PPG Industries, Inc.                              75,700                 4,490

PRODUCER DURABLES (1.1%)
* Xerox Corp.                                      720,800                 9,680

TECHNOLOGY (3.7%)
* Lucent Technologies, Inc.                      2,972,400                10,017
* Sun Microsystems, Inc.                         1,973,400                 7,696
* Dell Inc.                                        151,000                 5,241
* Unisys Corp.                                     293,400                 3,823
  Intel Corp.                                      128,300                 3,301
  Raytheon Co.                                      81,500                 2,629

UTILITIES (4.2%)
* Nextel Communications, Inc.                      425,300                10,148
  SBC Communications Inc.                          297,716                 7,413
* Qwest Communications
    International Inc.                           1,826,100                 7,341
* Comcast Corp. Special Class A                    215,200                 6,239
* UnitedGlobalCom Inc. Class A                     792,064                 5,925

OTHER (1.3%)
* Berkshire Hathaway Inc. Class B                    3,490                10,885
                                                                        --------
                                                                         279,773
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $690,628)                                                        845,386
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 5/3/2004                                  $32,949              $ 32,949
  1.04%, 5/3/2004--Note G                           59,137                59,137
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $92,086)                                                          92,086
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.8%)
  (COST $782,714)                                                        937,472
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       6,567
Security Lending Collateral Payable
  to Brokers--Note G                                                    (59,137)
Other Liabilities                                                        (7,111)
                                                                        --------
                                                                        (59,681)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 56,548,170 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $877,791
================================================================================
NET ASSET VALUE PER SHARE                                                 $15.52
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                SHARES
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $712,945                $12.60
Undistributed Net
  Investment Income                                  2,799                   .05
Accumulated Net Realized Gains                       7,320                   .13
Unrealized Appreciation (Depreciation)
  Investment Securities                            154,758                  2.74
  Foreign Currencies                                  (31)                    --
--------------------------------------------------------------------------------
NET ASSETS                                        $877,791                $15.52
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

SHARE STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                              GLOBAL EQUITY FUND
                                                 SIX MONTHS ENDED APRIL 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                             $ 8,913
  Interest                                                                   192
  Security Lending                                                           111
--------------------------------------------------------------------------------
   Total Income                                                            9,216
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                1,302
  Performance Adjustment                                                     320
The Vanguard Group--Note C
  Management and Administrative                                            1,810
  Marketing and Distribution                                                  60
Custodian Fees                                                               290
Shareholders' Reports                                                         12
--------------------------------------------------------------------------------
  Total Expenses                                                           3,794
  Expenses Paid Indirectly--Note D                                         (122)
--------------------------------------------------------------------------------
  Net Expenses                                                             3,672
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,544
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                               7,357
  Foreign Currencies                                                        (85)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   7,272
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   50,370
  Foreign Currencies                                                        (67)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          50,303
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $63,119
================================================================================
*Dividends are net of foreign withholding taxes of $680,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                      GLOBAL EQUITY FUND
                                                --------------------------------
                                                SIX MONTHS                  YEAR
                                                     ENDED                 ENDED
                                             APR. 30, 2004         OCT. 31, 2003
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 5,544               $ 4,483
  Realized Net Gain (Loss)                           7,272                 3,532
  Change in Unrealized Appreciation (Depreciation)  50,303               138,142
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       63,119               146,157
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (6,819)               (1,743)
  Realized Capital Gain*                           (3,409)                 (436)
--------------------------------------------------------------------------------
  Total Distributions                             (10,228)               (2,179)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           227,791               401,703
  Issued in Lieu of Cash Distributions               9,216                 2,014
  Redeemed                                        (75,718)             (106,603)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                     161,289               297,114
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        214,180               441,092
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              663,611               222,519
--------------------------------------------------------------------------------
  End of Period                                   $877,791              $663,611
================================================================================

1Shares Issued (Redeemed)
  Issued                                            14,850                33,416
  Issued in Lieu of Cash Distributions                 612                   186
  Redeemed                                          (4,808)              (8,950)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding    10,652                24,652
================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $3,409,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------------------------

                                          SIX MONTHS ENDED
                                            APRIL 30, YEAR                        ENDED OCTOBER 31,
                                                               ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2004    2003      2002      2001     2000      1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $14.46  $10.48    $11.31    $13.71   $14.10    $12.11
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .090     .12       .09       .13      .26       .20
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   1.165    3.96     (.36)    (1.10)      .37      2.80
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.255    4.08     (.27)     (.97)      .63      3.00
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.130)   (.08)     (.12)     (.26)    (.18)     (.26)
  Distributions from Realized Capital Gains         (.065)   (.02)     (.44)    (1.17)    (.84)     (.75)
---------------------------------------------------------------------------------------------------------
   Total Distributions                              (.195)   (.10)     (.56)    (1.43)   (1.02)    (1.01)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $15.52  $14.46    $10.48    $11.31   $13.71    $14.10
=========================================================================================================
Total Return*                                        8.72%  39.25%    -2.78%    -7.72%    4.45%    26.52%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $878    $664      $223      $144     $140      $125
  Ratio of Total Expenses to Average Net Assets+    0.90%*   1.05%     1.19%     1.08%    0.70%     0.71%
  Ratio of Net Investment Income
    to Average Net Assets                          1.31%**   1.14%     0.86%     1.10%    1.88%     1.39%
  Portfolio Turnover Rate                            24%**     13%       14%       27%      31%       36%
=========================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.
**Annualized.
+Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.11%, 0.17%, 0.13%, (0.22%), and (0.20%).

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

          Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the six months ended April 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.31% of the fund's average net assets before an increase of $320,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.13% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced the fund's expenses by $122,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2004, the fund realized net foreign currency losses of $85,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund also realized gains on sales of "passive foreign investment companies" of $26,000, which have been included in current and prior periods' taxable income; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $153,802,000, consisting of unrealized gains of $168,517,000 on securities that had risen in value since their purchase and $14,715,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency losses of $31,000 resulting from the translation of other assets and liabilities at April 30, 2004.

F. During the six months ended April 30, 2004, the fund purchased $261,699,000 of investment securities and sold $97,645,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $55,816,000, for which the fund held cash collateral of $59,137,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

          Use  our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

          *    Determine  what asset  allocation  might best suit your needs--by
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               college education-- by using our planning tools.

          * Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

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               and Narrow Your Fund Choices tools.

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INVEST AND MANAGE ACCOUNTS WITH EASE

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Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

     Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

 THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
Institutional Total Stock Market
 Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Large-Cap Index Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals and Mining Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
  Appreciation Fund
Tax-Managed Growth and
  Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Sector Index Funds:
 Consumer  Discretionary  Index
 Consumer  Staples Index
 Financials Index
 Health Care Index
Information Technology Index
 Materials Index
 Utilities Index
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market
 Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
   New Jersey, New York, Ohio,
   Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury
  Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; consider and read them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------


the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

---------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, LifeStrategy, Morgan, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
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You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

 Q1292 062004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD HORIZON FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD HORIZON FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

       VANGUARD HORIZON FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  June 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.